                                                                   EXHIBIT 10.20

                            BAYOU STEEL CORPORATION
                         401(K) SAVINGS PLAN AND TRUST

                                    PREAMBLE

The purpose of this Plan and Trust is to provide, in accordance with its provisions, a defined contribution plan providing retirement and other related benefits for those employees (the Employees) of Bayou Steel Corporation (the Employer) who are eligible to participate.

The Plan has been created with the intent that it qualifies for approval under Sections 401 and 410 through 417 of the Internal Revenue Code (the Code). The Trust has been created with the intent that it qualifies for approval under
Section 501 of the Code. It is further intended that the Plan comply with the provisions of the Employee Retirement Income Security Act of 1974 as amended (ERISA). In case of any ambiguity in the Plan's language, it will be interpreted to accomplish the Plan's intent of qualifying under the Code and complying with ERISA.

This Plan and Trust is created exclusively for the benefit of the eligible Employees and their Beneficiaries. Neither the Employer, the Plan Administrator nor the Trustee will apply or interpret the terms of the Plan in any manner that permits discrimination in favor of Highly Compensated Employees. All Employees under similar circumstances will be treated alike.

The undersigned Employer and Trustee hereby adopt this Plan and Trust to be effective as of March 1, 1991, and agree to be bound by the terms and conditions of the Plan and Trust.

                               TABLE OF CONTENTS

                                                      PAGE NO.
                                                    -----------
ARTICLE 1  - DEFINITIONS                                1-1
ARTICLE 2  - PARTICIPATION                              2-1
ARTICLE 3  - PARTICIPANT ACCOUNTS                       3-1
ARTICLE 4  - ACCOUNTING AND VALUATION                   4-1
ARTICLE 5  - RETIREMENT BENEFITS                        5-1
ARTICLE 6  - DEATH BENEFIT                              6-1
ARTICLE 7  - LIMITATIONS ON BENEFITS                    7-1
ARTICLE 8  - MISCELLANEOUS                              8-1
ARTICLE 9  - ADMINISTRATION                             9-1
ARTICLE 10 - AMENDMENT OR TERMINATION OF PLAN          10-1
ARTICLE 11 - TRUSTEE AND TRUST FUND                    11-1
ARTICLE 12 - PROVISIONS RELATING TO EMPLOYER STOCK     12-1

                                   ARTICLE 1

                                  DEFINITIONS

As used in this document, unless otherwise defined or required by the context, the following capitalized terms have the meanings set forth in this Article 1. Some of the terms used in this document are not defined in Article 1, but for convenience are defined as they are introduced in the text.

1.01  Account
      -------
      Account means a separate account maintained for each Participant reflecting applicable contributions, applicable forfeitures, investment income (loss) allocated to the account and distributions.

1.02  Accounting Date, Valuation Date
      -------------------------------
      The terms Accounting Date and Valuation Date are used interchangeably and mean the last day of each Accounting Period.

1.03  Accounting Period, Valuation Period
      -----------------------------------
      The terms Accounting Period and Valuation Period are used interchangeably and mean each of the 6-month periods which end on June 30th and December 31st of each year.

1.04  Accrued Benefit
      ---------------
      A Participant's Accrued Benefit as of a given date means the total value of his Accounts determined as of the Valuation Date immediately preceding the date of determination plus any other amounts withheld from the Participant's Compensation subsequent to such Valuation Date pursuant to a Payroll Withholding Agreement. A Participant's Accrued Benefit will not be reduced solely on account of any increase in such Participant's age or service or on account of an amendment to the Plan.

      A Participant's Vested Accrued Benefit means his Vested Percentage of that portion of his Accrued Benefit which is subject to the Vesting Schedule plus 100% of the remaining portion of his Accrued Benefit.

1.05  Beneficiary
      -----------
      Beneficiary means the person, persons, trust or other entity who is designated to receive any amount payable upon the death of a Participant.

1.06  Cash-Out Distribution
      ---------------------
      Cash-Out Distribution means, as described in Article 5, a distribution to a Participant upon termination of employment of the portion of his Vested Accrued Benefit which is subject to the Vesting Schedule.

                                      1-1

1.07  Code and ERISA
      --------------
      Code means the Internal Revenue Code of 1986, as it may be amended from time to time, and all regulations issued thereunder. Reference to a section of the Code includes that section and any comparable section or sections of any future legislation that amends, supplements or supersedes such section and any regulations issued thereunder.

      ERISA means Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as may be amended from time to time, and all regulations issued thereunder. Reference to a section of ERISA includes that section and any comparable section or sections of any future legislation that amends, supplements or supersedes such section and any regulations issued thereunder.

1.08  Compensation
      ------------
      Except where otherwise specifically provided in this Plan, Compensation means Aggregate Compensation as defined in Section 7.03(a).

      Compensation also means any amounts contributed by the Employer or any Related Employer on behalf of any Employee pursuant to a salary reduction agreement which are not includible in the gross income of the Employee due to Code Section 125, 402(a)(8), 402(h) or 403(b).

      Notwithstanding the foregoing, for all purposes under this Plan, Compensation in excess of $200,000 (as adjusted at the same time and in the same manner as under Code Section 415(d)) will be disregarded.

1.09  Effective Date
      --------------
      The Effective Date of the Plan is March 1, 1991.

1.10  Eligible Employee Classification
      --------------------------------
      An Eligible Employee Classification is a classification of Employees, the members of which are eligible to participate in the Plan. All classifications are Eligible Employee Classifications other than Leased Employees and any classification of Employees whose employment is covered by a collectively-bargained agreement under which retirement benefits were the subject of good-faith bargaining.

1.11  Eligible Participant
      --------------------
      An Eligible Participant is a Participant who meets one of the following and is therefore eligible to share in the allocation of a contribution for a given Accounting Period:

               .  is actively employed on the last day of the Accounting Period;
                  or

                                      1-2

               .  retires, dies or becomes disabled during the Accounting
                  Period.

1.12  Employee
      --------

      (a)  In General
           ----------
           An Employee is any person who is employed by the Employer or a Participating Employer.

      (b)  Leased Employee
           ---------------
           A Leased Employee means any person who, pursuant to an agreement between the Employer or any Related Employer ("Recipient Employer") and any other person ("leasing organization"), has performed services for the Recipient Employer on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of the Recipient Employer.

           Any Leased Employee will be treated as an Employee of the Recipient Employer; however, contributions or benefits provided by the leasing organization which are attributable to the services performed for the Recipient Employer will be treated as provided by the Recipient Employer. If all Leased Employees constitute less than 20%; of the Employer's non-highly-compensated workforce within the meaning of Code Section 414(n)(l)(C)(ii), then the preceding sentence will not apply to any Leased Employee if such Employee is covered by a money purchase pension plan ("Safe Harbor Plan") which provides: (1) a nonintegrated employer contribution rate of at least 10% of compensation, (2) immediate participation, and (3) full and immediate vesting.

           Years of Service for purposes of eligibility to participate in the Plan and Years of Service for purposes of determining a Participant's Vested Percentage, include service by an Employee as a Leased Employee.

1.13  Employer
      --------
      The Employer and Plan Sponsor is Bayou Steel Corporation, a Delaware corporation. A Participating Employer is any organization which has adopted this Plan and Trust in accordance with Section 8.07.

      Predecessor Employer means Bayou Steel Corporation (of La Place), a Louisiana Corporation. Service with a Predecessor Employer will be included as Service with the Employer for all purposes under this Plan.

                                      1-3

1.14  Employment Commencement Date
      ----------------------------
      The date an Employee first performs an Hour of Service for the Employer is his Employment Commencement Date.

1.15  Entry Date
      ----------
      Entry Date means the January 1st or July 1st which coincides with or next follows the date that the eligibility requirements are met.

1.16  Fiscal Year
      -----------
      Fiscal Year means the taxable year of the Plan Sponsor. The Fiscal Year of the Plan Sponsor is the 12-month period beginning October 1 and ending September 30.

1.17  Forfeiture
      ----------
      The term Forfeiture refers to that portion, if any, of a Participant's Accrued Benefit which is in excess of his Vested Accrued Benefit following the termination of the Participant's employment.

      A Forfeiture is considered to occur as of the earlier of (a) the date of the occurrence of the fifth of five consecutive One Year Breaks-in-Service or (b) the date a Cash-Out Distribution occurs in accordance with the provisions of Article 5.

1.18  Highly Compensated Definitions
      ------------------------------

      (a)  Compensation
           ------------
           For purposes of this Section, Compensation means Aggregate Compensation as defined in Section 7.03(a) plus amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the gross income of the Employee under Code Sec-tion 125, 402(a)(8), 402(h) or 403(b). Compensation in excess of $200,000
           (as adjusted by the Secretary of the Treasury under Code Section 415(d)) is disregarded.

      (b)  Determination Year
           ------------------
           Determination Year means the Plan Year for which the determination of who is Highly Compensated is being made.

      (c)  Family Member
           -------------
           Family Member means an Employee who is the spouse, a lineal ascendant or descendant, or the spouse of a lineal ascendant or descendant of:

               . a 5-percent Owner (within the meaning of Code Section 416(i)) of the Employer or any Related

                                      1-4

                  Employer who is an active or former Employee; or

               . a Highly Compensated Employee who is one of the 10 most highly compensated employees ranked on the basis of Compensation paid by the Employer during the Determination Year or the Lookback Year.

      For purposes of this Section, the Family Member and the Highly Compensated Employee will be considered one Employee. A Family Member's Compensation and benefits will be aggregated with those of the Highly Compensated Employee irrespective of whether the Family Member would otherwise be treated as a Highly Compensated Employee or is in a category of Employees which may be excluded in determining the number of Employees in the Top-Paid Group.

      If an Employee is required to be aggregated as a member of more than one family group, all eligible employees who are members of those family groups which include that employee will be aggregated as one family group.

      For purposes of applying the compensation limit under Code Section 401(a)(17), a Family Member is subject to the single aggregate compensation limit imposed on the Highly Compensated Employee if the Family Member is either the Employee's spouse or is a lineal descendant who has not attained the age of 19 by the end of the Plan Year.

(d)   Highly Compensated Employee
      ---------------------------
      Highly Compensated Employee means any individual who is a Highly Compensated Active Employee or a Highly Compensated Former Employee within the meaning of Code Section 414(q) and the regulations thereunder.

(e)   Highly Compensated Active Employee
      ----------------------------------
      Highly Compensated Active Employee means any individual who during the Determination Year or the Lookback Year:

      (1) Was at any time a 5-percent Owner (within the meaning of Code Section 416(i)) of the Employer or any Related Employer;

      (2) Received Compensation from the Employer and all Related Employers in excess of $75,000 (or any greater amount determined by regulations issued by the Secretary of the Treasury under Code Section 415(d));

      (3) Received Compensation from the Employer and all Related Employers in excess of $50,000 (or any greater amount determined by regulations issued by the

                                      1-5

           Secretary of the Treasury under Code Section 415(d)) and was in the Top-Paid Group of Employees; or

      (4) Was an Officer of the Employer or any Related Employer (as that term is defined in the regulations under Code Section 416(i)) and received Compensation greater than 50% of the Defined Benefit Dollar Limit described in Section 7.03(f) for the applicable year. For this purpose, if no Officer received enough Compensation to be a Highly Compensated Employee under the preceding sentence, the highest-paid Officer will be treated as a Highly Compensated Employee. The maximum number of Officers who will be treated as Highly Compensated Active Employees under this paragraph is equal to 10% of all Employees determined without regard to statutory or other exclusions, subject to a minimum of 3 Employees and a maximum of 50 Employees.

      No individual described in subparagraphs (2), (3) or (4) above will be treated as a Highly Compensated Active Employee for the Determination Year unless he (i) was a Highly Compensated Active Employee for the Lookback Year or (ii) was among the 100 most highly compensated Employees of the Employer and all Related Employers for the Determination Year.

(f)   Highly Compensated Former Employee
      ----------------------------------
      Highly Compensated Former Employee means any Former Employee who had a Separation Year (within the meaning of Treasury Regulation Section 1.414(q)-IT Q&A-5) and was a Highly Compensated Active Employee for either the Separation Year or any Determination Year ending on or after the Employee's 55th birthday.

(g)   Highly Compensated Group
      ------------------------
      Highly Compensated Group means all Highly Compensated Employees.

(h)   Lookback Year
      -------------
      Lookback Year means the 12-month period immediately preceding the Determination Year.

(i)   Non-Highly Compensated Employee
      -------------------------------
      Non-Highly Compensated Employee means an Employee who is neither a Highly Compensated Employee nor a Family Member.

(j)   Non-Highly Compensated Group
      ----------------------------
      Non-Highly Compensated Group means all Non-Highly Compensated Employees.

                                      1-6

(k)   Top-Paid Group
      --------------
      Top-Paid Group means those individuals who are among the top 20 percent of Employees of the Employer and all Related Employers when ranked on the basis of Compensation received during the year. In determining the number of individuals in the Top-Paid Group (but not the identity of those individuals), the following individuals will be excluded:

      (1) Employees who have not completed 6 months of Service by the end of the year. For this purpose, an Employee who has completed One Hour of Service in any calendar month will be credited with one month of Service;

      (2)  Employees who normally work fewer than 17-1/2 hours per week;

      (3) Employees who normally work fewer than 6 months during any year. For this purpose, an Employee who has worked on one day of a month is treated as having worked for the whole month;

      (4)  Employees who have not reached age 21 by the end of the year;

      (5) Nonresident aliens who received no earned income (which constitutes income from sources within the United States) within the year from the Employer or any Related Employer; and

      (6) Employees covered by a collective bargaining agreement negotiated in good faith between the employee representatives and the Employer or a group of employers of which the Employer is a member if (i) 90% or more of all employees of the Employer and all Related Employers are covered by collective bargaining agreements, and (ii) this Plan covers only Employees who are not covered under a collective bargaining agreement.

1.19  Hour of Service
      ---------------
      An Hour of Service means:

      (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed;

      (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed

                                      1-7

           (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this paragraph for any 12-month period. Hours under this paragraph will be calculated and credited pursuant to Section 2530.200b.2 of the Department of Labor Regulations which are incorporated herein by this reference; and

      (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraphs (a) or (b), as the case may be, and under this paragraph (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

      Hours of Service for all Employees will be determined on the basis of actual hours for which an Employee is paid or is entitled to payment. Hours of Service will be credited for employment with any Related Employer or any Predecessor Employer. Hours of Service will be credited for any individual considered an employee under Code Section 414(n) or 414(o) and the regulations thereunder.

1.20  Investment Fund
      ---------------
      An Investment Fund means any portion of the assets of the Trust Fund which the Plan Administrator designates as an Investment Fund and for which the Plan Administrator maintains a set of accounts separate from the remaining assets of the Trust Fund.

      (a)  Specific Investment Fund means an Investment Fund which is designated
           ------------------------
           as a Specific Investment Fund by the Plan Administrator in a manner and form acceptable to the Trustee.

      (b)  General Investment Fund means all assets of the Trust Fund excluding
           -----------------------
           the assets of any Specific Investment Funds.

1.21  Leave of Absence
      ----------------

      (a)  Authorized Leave of Absence
           ---------------------------
           An Authorized Leave of Absence means a period of time of one year or less granted to an Employee by the Employer due to illness, injury, temporary reduction in work force, educational leave or other appropriate cause or due to military service during which the

                                      1-8

           Employee's reemployment rights are protected by law, provided the Employee returns to the service of the Employer on or before the expiration of such leave, or in the case of military service, within the time his reemployment rights are so protected. All Authorized Leaves of Absence are granted or denied by the Employer in a uniform and nondiscriminatory manner, treating Employees in similar circumstances in a like manner.

      (b)  Maternity or Paternity Leave of Absence
           ---------------------------------------
           A Maternity or Paternity Leave of Absence means, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. The Hours of Service credited for a Maternity or Paternity Leave of Absence are those which would normally have been credited but for such absence; in any case in which the Plan Administrator is unable to determine such hours normally credited, 8 Hours of Service per day will be credited.

      Solely for purposes of determining whether a One Year Break-in-Service has occurred, a Participant who is absent from work on an Authorized Leave of Absence or a Maternity or Paternity Leave of Absence will receive credit for the Hours of Service which otherwise would have been credited to the Participant but for such absence. The Hours of Service credited under this paragraph will be credited in the Plan Year in which the absence begins if such crediting is necessary to prevent a One Year Break-in-Service in such Plan Year; otherwise, such Hours of Service will be credited in the following Plan Year. No more than 501 Hours of Service will be credited under this paragraph for any 12-month period. The Date of Severance is the second anniversary of the date on which the absence begins. The period between the initial date of absence and the first anniversary of the initial date of absence is deemed to be a period of Service. The period between the first and second anniversaries of the initial date of absence is neither a period of Service nor a period of severance.

1.22  Reserved
      --------

1.23  Normal Retirement Age
      ---------------------
      A Participant's Normal Retirement Age is age 65.

                                      1-9

1.24  Normal Retirement Date
      ----------------------
      A Participant's Normal Retirement Date is the first day of the month which coincides with or next follows the date on which the Participant attains Normal Retirement Age.

      A Participant's Early Retirement Date is the first day of the month which coincides with or next follows the later of (a) the date on which the Participant attains age 55 or (b) the date on which the Participant completes 10 Years of Service.

1.25  One Year Break-in-Service
      -------------------------
      One Year Break-in-Service means any 365-day period following a Participant's Date of Termination in which an Employee does not complete at least one Hour of Service.

1.26  Participant
      -----------
      The term Participant means an Employee or former Employee who is eligible to participate in this Plan and who is or who may become eligible to receive a benefit of any type from this Plan or whose Beneficiary may be eligible to receive any such benefit.

      (a)  Active Participant means a Participant who is currently an Employee
           ------------------
           in an Eligible Employee Classification.

      (b)  Disabled Participant means a Participant who has terminated his
           --------------------
           employment with the Employer due to his Disability and who is receiving or is entitled to receive benefits from the Plan.

      (c)  Retired Participant means a Participant who has terminated his
           -------------------
           employment with the Employer after meeting the requirements for his Normal Retirement Date and who is receiving or is entitled to receive benefits from the Plan.

      (d)  Vested Terminated Participant means a Participant who has terminated
           -----------------------------
           his employment with the Employer and who has a nonforfeitable right to all or a portion of his or her Accrued Benefit and who has not received a distribution of the value of his or her Vested Accrued Benefit.

      (e)  Inactive Participant means a Participant who has (i) interrupted his
           --------------------
           status as an Active Participant without becoming a Disabled, Retired or Vested Terminated Participant and (ii) has a non-forfeitable right to all or a portion of his Accrued Benefit and

                                      1-10
           has not received a complete distribution of his benefit.

      (f)  Former Participant means a Participant who has terminated his
           ------------------
           employment with the Employer and who currently has no nonforfeitable right to any portion of his or her Accrued Benefit.

1.27  Payroll Withholding Agreement
      -----------------------------
      If a written Payroll Withholding Agreement is required pursuant to the provisions of Article 3, then each Participant who elects to participate in the Plan will file such agreement on or before the first day of the Contribution Period for which the agreement is applicable (or at some other time as specified by the Plan Administrator). Such agreement will be effective for each Contribution Period thereafter until modified or amended.

      The terms of such agreement will provide that the Participant agrees to have the Employer withhold any whole percentage of his Compensation per payroll period (or some other amount as allowed by the Plan Administrator under rules applied on a uniform and nondiscriminatory basis), not to exceed the limitations of Article 7. In consideration of such agreement, the Employer will make a contribution to the Participant's proper Account(s) on behalf of the Participant for each Contribution Period in an amount equal to the total amount by which the Participant's Compensation from the Employer was reduced during such Contribution Period pursuant to the Payroll Withholding Agreement.

      Notwithstanding the above, Payroll Withholding Agreements will be governed by the following general guidelines:

      (a) A Payroll Withholding Agreement will apply to each payroll period during which an effective agreement is on file with the Employer. Upon termination of employment, such agreement will become void.

      (b) The Plan Administrator will establish and apply guidelines concerning the frequency and timing of amendments or changes to Payroll Withholding Agreements. Notwithstanding the foregoing, a Participant may revoke his Payroll Withholding Agreement at any time and discontinue all future withholding during the remainder of the Contribution Period.

      (c) The Employer may amend or revoke its Payroll Withholding Agreement with any Participant at any time, if the Employer determines that such revocation

                                      1-11
           or amendment is necessary to insure that a Participant's Annual Additions for any Plan Year will not exceed the limitations of
           Article 7 or to insure that the requirements of Sections 401(k) and 401(m) of the Code have been satisfied with respect to the amount which may be withheld and contributed on behalf of the Highly Compensated Group.

      (d) Except as provided above, a Payroll Withholding Agreement applicable to any given Contribution Period once made, may not be revoked or amended by the Participant or the Employer.

1.28  Plan, Plan and Trust, Trust
      ---------------------------
      The terms Plan, Plan and Trust and Trust mean Bayou Steel Corporation 401(k) Savings Plan. The Plan Identification Number is 002. The Plan is a profit sharing plan.

      The term Predecessor Plan means any qualified plan previously established and maintained by the Employer and to which this Plan is the successor.

1.29  Plan Administrator
      ------------------
      The Plan Administrator is a committee of individuals appointed by the Employer; such committee will be referred to as the Plan Committee.

1.30  Plan Year
      ---------
      The Plan Year is the 12-month period beginning January 1 and ending December 31 of each year the Plan is in effect. The Limitation Year coincides with the Plan Year.

1.31  Reserved
      --------

1.32  Qualified Election
      ------------------
      Qualified Election means the designation of a specific Beneficiary other than the Participant's Surviving Spouse. Such Qualified Election must be in writing and must be consented to by the Participant's spouse. The spouse's written consent to a Qualified Election must be witnessed by a representative of the Plan Administrator or a notary public. Such consent will not be required if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no spouse, the spouse cannot be located or other circumstances that may be prescribed by Treasury Regulations. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent (or in the event of a deemed Qualified Election, the designated spouse). Additionally, a revocation of a prior Qualified Election may be made by a Participant without the consent of the spouse at any time before the

                                      1-12
      commencement of benefits; however, any Qualified Election which follows such revocation must be in writing and must be consented to by the Participant's spouse. The number of Qualified Elections or revocations of such Qualified Elections will not be limited.

1.33  Related Employer
      ----------------
      The terms Related Employer and Affiliated Employer are used interchangeably and mean any other corporation, association, company or entity on or after the Effective Date which is, along with the Employer, a member of a controlled group of corporations (as defined in Code Section 414(b)), a group of trades or businesses which are under common control (as defined in Code Section 414(c)), an affiliated service group (as defined in Code Section 414(m)), or any organization or arrangement required to be aggregated with the Employer by Treasury Regulations issued under Code Section 414(o).

1.34  Required Beginning Date
      -----------------------
      A Participant's Required Beginning Date for the commencement of benefit payments from the Plan is the April 1 immediately following:

               . the later of 1989 or the calendar year in which he attains age 70-1/2 if he attains age 70-1/2 after December 31, 1987;

               . the calendar year in which he attains age 70-1/2 if he is or was a Five Percent Owner at any time during the Plan Year ending with or within the calendar year in which he attains age 66-1/2 or any later Plan Year; or

               . the later of the calendar year in which he attains age 70-1/2 or the calendar year in which he retires for any other Participant.

1.35  Surviving Spouse
      ----------------
      Surviving Spouse means a deceased Participant's spouse who was married to the Participant on the Participant's date of death. The Plan Administrator and the Trustee may rely conclusively on a Participant's written statement of his marital status. Neither the Plan Administrator nor the Trustee is required at any time to inquire into the validity of any marriage, the effectiveness of a common-law relationship or the claim of any alleged spouse which is inconsistent with the Participant's report of his marital status and the identity of his spouse.

                                      1-13

1.36  Top-Heavy Definitions
      ---------------------

      (a)  Aggregate Account
           -----------------
           Aggregate Account means, with respect to each Participant, the value of all accounts maintained on behalf of the Participant, whether attributable to Employer or Employee contributions, used to determine Top-Heavy Plan status under the provisions of a defined contribution plan. A Participant's Aggregate Account as of the Determination Date will be the sum of:

               . the balance of his Account(s) as of the most recent valuation date occurring within a 12-month period ending on the Determination Date (excluding any amounts attributable to deductible voluntary employee contributions); plus

               . contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet made or required to be made; plus

               . any Plan Distributions made within the Plan Year that includes the Determination Date or within the four preceding Plan Years.

      (b)  Aggregation Group
           -----------------
           Aggregation Group means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

           (1) Required Aggregation Group
               --------------------------
               Each plan of the Employer in which a Key Employee is a Participant, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Section 401(a)(4) or 410, will be aggregated and the resulting group will be known as a Required Aggregation Group.

               Each plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Required Aggregation Group is not a Top-Heavy Group.

                                      1-14

           (2)  Permissive Aggregation Group
                ----------------------------
               The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group (to be known as a Permissive Aggregation Group), taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410.

               Only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is not a Top-Heavy Group.

               Only those plans of the Employer in which the Determination Dates fall within the same calendar year will be aggregated in order to determine whether the plans are Top-Heavy Plans.

      (c)  Determination Date
           ------------------
           Determination Date means the last day of the preceding Plan Year, or, in the case of the first Plan Year, the last day of the first Plan Year.

      (d)  Key Employee
           ------------
           Key Employee means any Employee or former Employee (and his Beneficiary) who, at any time during the Plan Year or any of the preceding four Plan Years, is:

           (1) A "Five Percent Owner" of the Employer. "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than 5% of the value of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer. If the Employer is not a corporation, Five Percent Owner means any person who owns more than 5% of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Related Employers will be treated as separate Employers; or

           (2) A "One Percent Owner" of the Employer having Compensation from the Employer of more than $150,000. "One Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than 1% of the value of the outstanding stock of the Employer or stock possessing more than 1% of the total

                                      1-15
               combined voting power of all stock of the Employer. If the Employer is not a corporation, One Percent Owner means any person who owns more than 1% of the capital or profits interest in the Employer. ln determining percentage ownership hereunder, Related Employers will be treated as separate Employers. However, in determining whether an individual has Compensation of more than $150,000, Compensation from each Related Employer will be taken into account.

           (3) One of the 10 Employees having Compensation not less than the Defined Contribution Dollar Limit (as defined in Section 7.03(j) for the Plan Year) who owns (or is considered as owning within the meaning of Code Section 318) both greater than 1/2% interest and the largest interests in all Employers required to be aggregated under Code Sections 414(b),(c),(m) and (o);

           (4) An officer (within the meaning of the regulations under Code
               Section 416) of the Employer having Compensation greater than 50% of the Defined Benefit Dollar Limit as defined in Section 7.03(f) for the Plan Year:

           For purposes of this Section, Compensation means Aggregate Compensation as defined in Section 7.03(a) plus any amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the gross income of the Employee under Code
           Section 125, 402(a)(8), 402(h) or 403(b). Compensation in excess of $200,000 (as adjusted by the Secretary of the Treasury under Code
           Section 415(d)) will be disregarded.

      (e)  Non-Key Employee
           ----------------
           Non-Key Employee means any Employee (and his Beneficiaries) who is not a Key Employee.

      (f)  Plan Distributions
           ------------------
           Plan distributions include distributions made before January 1, 1984, and distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an aggregation group. However, distributions made after the Valuation Date and before the Determination Date are not included to the extent that they are already included in the Participant's Single Sum Benefit as of the Valuation Date.

                                      1-16

           With respect to "unrelated" rollovers and plan-to-plan transfers (those which are both initiated by an employee and made from a plan maintained by one employer to a plan maintained by another employer), if such a rollover or plan-to-plan transfer is made from this Plan, it will be considered as a distribution for purposes of this Section. If such a rollover or plan-to-plan transfer is made to this Plan, it will not be considered as part of the Participant's Single Sum Benefit. However, an unrelated rollover or plan-to-plan transfer accepted before January 1, 1984, will be considered as part of the Participant's Single Sum Benefit.

           With respect to "related" rollovers and plan-to-plan transfers (those which are either not initiated by an employee or are made from one plan to another plan maintained by the same employer), if such a rollover or plan-to-plan transfer is made from this Plan, it will not be considered as a distribution for purposes of this Section. If such a rollover or plan-to-plan transfer is made to this Plan, it will be considered as part of the Participant's Single Sum Benefit.

      (g)  Present Value of Accrued Benefit
           --------------------------------
           In the case of the defined benefit plan, a Participant's Present Value of Accrued Benefit, for Top-Heavy determination purposes, will be determined using the following rules:

           (1) The Present Value of Accrued Benefit will be determined as of the most recent "Valuation Date" within a 12-month period ending on the Determination Date.

           (2) For the first Plan Year, the Present Value of Accrued Benefit will be determined as if (A) the Participant terminated service as of the Determination Date; or (B) the Participant terminated service as of the Valuation Date, but taking into account the estimated Present Value of Accrued Benefits as of the Determination Date.

           (3) For any other Plan Year, the Present Value of Accrued Benefit will be determined as if the Participant terminated service as of the Valuation Date.

           (4) The Valuation Date must be the same date used for computing the defined benefit plan minimum funding costs, regardless of whether a calculation is performed that plan year.

                                      1-17

           (5) A Participant's Present Value of Accrued Benefit as of a Determination Date will be the sum of:

               . the present value of his Accrued Benefit determined using the actuarial assumptions which are specified below; plus

               . any Plan Distributions made within the Plan Year that includes the Determination Date or within the four preceding Plan Years; plus

               . any employee contributions, whether voluntary or mandatory. However, amounts attributable to Qualified Voluntary Employee Contributions, as defined in Code Section 219(e)(2) will not be considered to be a part of the Participant's Present Value of Accrued Benefit.

               For purposes of this Section, the present value of a Participant's Accrued Benefit will be determined using the actuarial assumptions which are specified for Actuarial Equivalent purposes; however the interest rate which is used will be the lesser of the interest rate specified for Actuarial Equivalent purposes or the "Applicable Interest Rate." The Applicable Interest Rate is the rate or rates that would be used by the Pension Benefit Guaranty Corporation for a trusteed single-employer plan to value the Participant's (or Beneficiary's) benefit (the "PBGC Rate") on the date of distribution. If the present value using the PBGC Rate exceeds $25,000, the Applicable Interest Rate is 120% of the PBGC Rate. However, the use of 120% of the PBGC Rate will never result in a present value less than $25,000.

           (6) Solely for the purpose of determining if this Plan (or any other plan included in a Required Aggregation Group of which this Plan is a part) is Top-Heavy, the Accrued Benefit of any Employee other than a Key Employee will be determined under

               (A) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or any Related Employer, or

               (B) if there is no such method, as if the benefit accrued no more rapidly than the slowest

                                      1-18
                    accrual rate permitted under the fractional accrual rate of Code Section 411(b)(l)(C).

      (h)  Single Sum Benefit
           ------------------
           The Single Sum Benefit for any Participant in a defined benefit pension plan will be equal to his Present Value of Accrued Benefit. The Single Sum Benefit for any Participant in a defined contribution plan will be equal to his Aggregate Account.

      (i)  Top-Heavy Group
           ---------------
           Top-Heavy Group means an Aggregation Group in which, as of the Determination Date, the Single Sum Benefits of all Key Employees under all plans included in the group exceeds 60% of a similar sum determined for all Participants.

           Super Top-Heavy Group means an Aggregation Group in which, as of the Determination Date, the sum of (1) the Single Sum Benefits of all Key Employees under all defined benefit plans included in the group, plus
           (2) the Single Sum Benefit of all Key Employees under all defined contribution plans included in the group exceeds 90% of a similar sum determined for all Participants.

      (j)  Top-Heavy Plan
           --------------
           This Plan will be a Top-Heavy Plan for any Plan Year beginning after December 31, 1983, in which, as of the Determination Date, the Single Sum Benefits of all Key Employees exceed 60% of the Single Sum Benefits of all Participants under this Plan.

           This Plan will be a Super Top-Heavy Plan for any Plan Year beginning after December 31, 1983, in which, as of the Determination Date, the Single Sum Benefits of all Key Employees exceed 90% of the Single Sum Benefits of all Participants under this Plan.

           If any Participant is a Non-Key Employee for a given Plan Year, but was a Key Employee for any prior Plan Year, the Participant's Single Sum Benefit will not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy or Super Top-Heavy Group).

           If an individual has performed no services for the Employer at any time during the 5-year period ending on the Determination Date, any Single Sum Benefit of such individual will not be taken into account for purposes of determining whether this Plan is a

                                      1-19

           Top-Heavy or Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group or Super Top-Heavy Group).

1.37  Trust Fund, Trust
      -----------------
      These terms mean the total cash, securities, real property, insurance contracts and any other property held by the Trustee.

1.38  Trustee
      -------
      The Trustee is Hibernia National Bank or any successor Trustee.

1.39  Vested Percentage
      -----------------
      A Participant's Vested Percentage as of a given date will be that percentage determined in accordance with the Vesting Schedule. Notwithstanding the preceding, a Participant will be 100% vested upon reaching the earlier of (a) his Normal Retirement Age or (b) the later of the date upon which the Participant attains age 65 or reaches the 5th anniversary of the date he commenced participation in the Plan.

1.40  Vesting Schedule
      ----------------
      A Participant's Vested Percentage will be determined in accordance with the following table:

               Years of Service               Vested Percentage
               ----------------               -----------------

               Less than 1 Year                         0%
                    1 Year                             10%
                    2 Years                            20%
                    3 Years                            40%
                    4 Years                            60%
                    5 Years                            80%
                    6 Years or more                   100%

1.41  Written Resolution
      ------------------
      The terms Written Resolution and Written Consent are used interchangeably and reflect decisions, authorizations, etc. by the Employer. A Written Resolution will be evidenced by a resolution of the Board of Directors of the Employer.

1.42  Years of Service
      ----------------
      Years of Service are determined under the Elapsed Time Method. Under the Elapsed Time Method, Years of Service are based upon an Employee's Elapsed Time of employment irrespective of the number of hours actually worked during such period; a Year of Service (including a fraction thereof) will be credited for each completed 365 days of Elapsed Time which need not be consecutive. The following

                                      1-20
      terms are used in determining Years of Service under the Elapsed Time
      Method:

      (1) Date of Severance (Termination) - means the earlier of (A) the actual date an Employee resigns, is discharged, dies or retires, or (B) the first anniversary of the date an Employee is absent from work (with or without pay) for any other reason, e.g., disability, vacation, leave of absence, layoff, etc.

      (2) Elapsed Time - means the total period of service which has elapsed between a Participant's Employment Commencement Date and Date of Termination including Periods of Severance where a One Year Break-in-Service does not occur.

      (3) Employment Commencement Date - means the date an Employee first performs one Hour of Service for the Employer.

      (4) One Year Break-in-Service - means any 365-day period following on Employee's Date of Termination as defined above in which the Employee does not complete at least one Hour of Service.

      (5) Period of Severance - is the time between the actual Date of Severance as defined above and the subsequent date, if any, on which the Employee performs an Hour of Service.

      All periods of employment will be aggregated including Periods of Severance unless there is a One Year Break-in-Service.

                                      1-21

                                   ARTICLE 2

                                 PARTICIPATION

2.01  Participation
      -------------
      An Employee who is a member of an Eligible Employee Classification will become eligible to participate in the Plan on the Entry Date which coincides with or next follows the attainment of age 21 and the completion of one Year of Service.

      An Employee who is eligible to participate as of the Effective Date or as of a given Entry Date will automatically become a Participant as of such date.

2.02  Participation After Reemployment
      --------------------------------
      An Employee who has satisfied all of the eligibility requirements but terminates employment prior to his Entry Date will participate in the Plan immediately upon returning to the employ of the Employer.

      A Participant or Former Participant who has terminated employment will participate as an Active Participant in the Plan immediately upon returning to the employ of the Employer.

2.03  Change in Employment Classification
      -----------------------------------
      In the event a Participant becomes ineligible to participate because he is no longer a member of an Eligible Employee Classification, the Participant will participate immediately upon his return to an Eligible Employee Classification.

      In the event an Employee who is not a member of an Eligible Employee Classification becomes a member of such a classification, such Employee will begin to participate immediately if he has satisfied the eligibility requirements which are specified in Section 2.01.

                                      2-1

                                   ARTICLE 3

                                    ACCOUNTS

3.01  Employee Account
      ----------------

      Employee Account means the Account of a Participant reflecting applicable contributions, investment income or loss allocated thereto and distributions. A Participant's Employee Account is 100% vested at all times.

      (a)  Employee Contributions
           ----------------------
           Each Participant will be entitled to make an Employee Contribution each Accounting Period equal to a minimum of 1% of the Participant's Compensation not to exceed 15% of the Participant's Compensation. Such contribution will be designated as a percentage of Compensation and will be equal to an even multiple of 1% or such other amount as allowed by the Plan Administrator.

           All Employee Contributions will be made pursuant to a Payroll Withholding Agreement in accordance with Section 1.27.

           All Employee Contributions are Elective Contributions within the meaning of Section 4.05(a) and must satisfy the Nondiscrimination Requirements of Section 4.05.

           The maximum amount of Employee Contribution which can be made under the Plan on behalf of any Participant during any calendar year will be limited to that amount which would not constitute an Excess Deferral as defined in Section 4.05. The Plan Administrator will distribute any Excess Deferral, together with the income allocable to it, to the Participant no later than April 15 of the calendar year immediately following the year of the Excess Deferral. If a Participant notifies the Plan Administrator before March 1 of any calendar year that Excess Deferrals have been made on his account for the previous calendar year by reason of participation in a Cash or Deferred Arrangement maintained by another employer or employers, and if the Participant requests that the Plan Administrator distribute a specific amount to him on account of Excess Deferrals and certifies under penalty of perjury before a Notary Public that the requested amount is an Excess Deferral, the Plan Administrator will designate the amount requested together with the income allocable to it as a distribution of Excess deferrals and distribute such amount no later than April 15 of that calendar year.

                                      3-1

           The amount of Excess Deferrals that may be distributed will be reduced by any Excess Contributions previously distributed. The amount of income allocable to the Excess Deferral will be determined in the manner described in Section 4.05.

           All Employee Contributions will be treated as Plan Assets and subject to the fiduciary requirements of this Plan and ERISA within the period prescribed by 29 CFR Section 2510.3-102(a). The Employer will deposit all Employee Contributions no later than 12 months after the end of the Plan Year for which the contributions are made.

      (b)  Distributions
           -------------
           No distribution may be made from the Participant's Employee Account or any account comprised of Matching Contributions or Non-elective Contributions which are treated as Elective Contributions in accordance with the provisions of Section 4.05(h) except under one of the following circumstances:

               . the Participant's retirement, death, disability or termination of employment;

               .  the Participant's attaining the age of 59 1/2;

               .  the avoidance or alleviation of a Financial Hardship;

               . the termination of this Plan without the establishment of a successor plan within the meaning of Treasury Regulation
                  Section 1.401(k)-11(d)(ii)(B);

               . the sale or other disposition by the Employer of at least 85 percent of the assets used by the Employer in a trade or business to an unrelated corporation which does not maintain the plan, but only if the Participant continues employment with the corporation acquiring the assets and only if the Employer continues to maintain this Plan; or

               . the sale or other disposition by the Employer of its interest in a subsidiary to an unrelated entity which does not maintain the plan, but only if the Participant continues employment with the subsidiary and only if the Employer continues to maintain this Plan.

                                      3-2

           This paragraph does not apply to distributions of Excess Deferrals or Excess Contributions.

      (c)  Financial Hardship Withdrawals
           ------------------------------
           A Participant may file with the Plan Administrator a written request to withdraw, in order to avoid or alleviate a Financial Hardship, any amount not to exceed that portion of his Employee Account which represents his total Employee Contributions.

           The Plan Administrator will allow Financial Hardship withdrawals only if they are necessary to satisfy a Participant's immediate and heavy financial need.

           (l) Immediate and Heavy Financial Need
               ----------------------------------
               A withdrawal will be deemed to be made due to an immediate heavy financial need of the Participant if it is made because of:

               . Medical expenses described in Code Section 213(d) incurred by the Participant, his spouse or any of his dependents (as defined in Code Section 152);

               . Purchase (excluding mortgage payments) of a principal residence for the Participant;

               . Payment of tuition for the next semester or quarter of post-secondary education for the Participant, his spouse, children or dependents; or

               . Prevention of the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

           (2) Necessary To Satisfy Financial Need
               -----------------------------------
               No withdrawal may exceed the amount necessary to satisfy the Participant's immediate and heavy financial need. The Plan Administrator will allow the withdrawal if it determines, after a full review of the Participant's written request and evidence presented by the Participant showing immediate and heavy financial need as well as the Participant's lack of other reasonably available resources, that the withdrawal is necessary to satisfy the need. No withdrawal will be treated as necessary to the extent it can be satisfied from other resources which are reasonably available to the Participant, including those of the Participant's spouse and minor children. A

                                      3-3
               withdrawal will be treated as necessary to the extent the Participant demonstrates to the satisfaction of the Plan Administrator that the need cannot be relieved by any of the following:

               .  Reimbursement or compensation by insurance or otherwise;

               . Reasonable liquidation of assets to the extent the liquidation would not itself cause an immediate and heavy financial need;

               . Cessation of Employee Contributions or Employee Contributions (as defined in Section 4.05(a)) or both under any plan maintained by any employer;

               . Other distributions or nontaxable (at the time of the loan) loans from plans maintained by any employer;

               . Borrowing from commercial sources on reasonable commercial terms.

           Unless the Plan Administrator has evidence to the contrary, it may rely upon the Participant's affidavit or certificate under penalty of perjury that the need cannot be relieved by any of the foregoing.

      (3)  Safe Harbor
           -----------
           The Plan Administrator will not allow any withdrawal until the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available to the Participant under all plans maintained by the Employer. Upon the withdrawal of any portion of a Participant's Employee Account, the Participant will become ineligible for any Elective Contribution to this Plan or any other plan maintained by the Employer, or to make any contribution to this Plan or any other plan maintained by the Employer until the first day of the first Accounting Period which begins not less than 12 months following the date of withdrawal. For this purpose, the term "all other plans maintained by the Employer" includes all qualified and nonqualified plans of deferred compensation maintained by the Employer, other than the mandatory employee contribution portion of a defined benefit plan, as well as stock option, stock purchase and similar plans and a cash or deferred arrangement that is part of a cafeteria plan within the meaning of Code Section 125, but does not include health or welfare benefit plans. Furthermore,

                                      3-4
           the maximum amount of Employee Contributions which can be made under the Plan on behalf of any Participant during the calendar year which follows the calendar year in which the withdrawal was made will be limited to the amount which would not be treated as an Excess Deferral for that year reduced by the amount of Employee Contributions made on behalf of the Participant in the calendar year of withdrawal.

3.02  Company Matching Account
      ------------------------

      Company Matching Account means the Account of a Participant reflecting applicable contributions, forfeitures, investment income or loss allocated thereto and distributions. A Participant's Company Matching Account is subject to the Vesting Schedule.

      Each Company Matching Account will be comprised of two sub-accounts, a Company Matching Cash Account and a Company Matching Stock Account.

      (a)  Company Matching Contributions
           ------------------------------
           Each Accounting Period, the Employer will, within the time prescribed by law for making a deductible contribution, make a Company Matching Contribution to each Eligible Participant's Company Matching Account in an amount which is determined in accordance with this Section subject to the limitations of Article 7.

           The amount of Company Matching Contribution to be made to an Eligible Participant's Company Matching Account is equal to 25% of that portion of the Participant's Employee Contribution which is not in excess of 4% of the Participant's Compensation. The 25% Matching percentage may be increased or decreased at the discretion of the Employer as evidenced by a Written Resolution.

           All Company Matching Contributions are Matching Contributions within the meaning of Section 4.05(a) and must satisfy the Nondiscrimination Requirements of Section 4.05.

      (b)  Application of Forfeitures
           --------------------------
           Forfeitures from a Participant's Company Matching Account will be used to reduce Company Matching Contributions in the Accounting Period in which the Forfeitures are determined to occur.

      (c)  Withdrawals
           -----------
           A Participant may not withdraw any portion of his Company Matching Account prior to the time when

                                      3-5
           benefits otherwise become payable in accordance with the provisions of Article 5.

      (d)  Transfers Between Cash and Stock Sub-Accounts
           ---------------------------------------------
           Any portion of a Participant's Company Matching Cash Account which is invested in Employer Stock will result in a decrease in the Participant's Company Matching Cash Account in an amount equal to the purchase price of the stock. At the same time, such investment in Employer Stock will result in an increase in the number of shares of Employer Stock which are held in the Participant's corresponding Company Matching Stock Account.

           Any repurchase of Employer Stock held in a Participant's Company Matching Stock Account will result in a decrease in the number of shares held in the Participant's Company Matching Stock Account. At the same time, such a repurchase will result in an increase in the value of the Participant's corresponding Company Matching Cash Account in an amount equal to the number of repurchased shares multiplied by the purchase price.

3.03  Rollover Account
      ----------------

      Rollover Account means the Account of a Participant reflecting applicable contributions, investment income or loss allocated thereto and distributions. A Participant's Rollover Account is 100% vested at all times.

      (a)  Rollover Contributions
           ----------------------
           Rollover Contribution means a contribution to the Plan by a Participant where such contribution is the result of a prior distribution from an Individual Retirement Account, an Individual Retirement Annuity or another qualified plan. Such prior distribution must be a rollover amount described in Section 402(a)(5) of the Code or a contribution described in Section 408(d)(3) of the Code.

           Each Employee who is a member of an Eligible Employee Classification, regardless of whether he is a Participant in the Plan, will have the right to make a Rollover Contribution of cash (or other property of a form acceptable to the Plan Administrator and the Trustee) into the Plan from another qualified plan. If the Employee is not a Participant hereunder, his Rollover Account will constitute his entire interest in the Plan. In no event will the existence of a Rollover Account entitle the Employee to participate in any other benefit provided by the Plan.

                                      3-6

           If specifically provided for in a Written Resolution, Rollover Contribution will also mean the amount of assets transferred, pursuant to Section 10.05, to this Plan from another plan which is qualified under Code Sections 401(a) and 501(a).

      (b)  Withdrawals
           -----------
           A Participant may withdraw all or any portion of his Rollover Account subject to the limitations of this Section.

           The amount of the total cash withdrawals from a Participant's Rollover Account will be limited to the Rollover Contributions in such Account (or the current market value thereof, whichever is less) which have accumulated under the Plan for at least 24 months. However, any Employee who has been a Participant for five or more years may apply for all or any portion of his Rollover Account regardless of the length of time such amount has accumulated.

                                      3-7

                                   ARTICLE 4

                            ACCOUNTING AND VALUATION


4.01  General Powers of the Plan Administrator
      ----------------------------------------
      The Plan Administrator will have the power to establish rules and guidelines, which will be applied on a uniform and non-discriminatory basis, as it deems necessary, desirable or appropriate with regard to accounting procedures and to the timing and method of contributions to and/or withdrawals from the Plan.

4.02  Accounting Procedure
      --------------------
      As of each Valuation Date, the Plan Administrator will determine from the Trustee the fair market value of Trust assets and will, subject to the provisions of this Article, determine the allocation of such value among the Accounts of the Participants; in doing so, the Plan Administrator will in the following order:

      (A) Credit or charge, as appropriate, to the proper Accounts all transfers, payments, forfeitures, withdrawals or other distributions made to or from such Accounts during the current Accounting Period that have not been previously credited or charged.

      (b) Credit or charge, as applicable, each Account that is in existence on the Valuation Date with its pro rata portion of the appreciation or depreciation in the fair market value of the Trust Fund since the prior Valuation Date. Such appreciation or depreciation will reflect investment income, realized and unrealized gains and losses, other investment transactions and expenses paid from the Trust Fund. Such pro rata crediting or charging will be based upon the current amounts of the Accounts as adjusted by the above step (a).

           Each Participant's Company Matching Cash Account will be adjusted by crediting it with cash dividends on Employer Stock held in the Participant's corresponding Company Matching Stock Account, by crediting it with its allocable share of any proceeds generated by the sale of any Employer Stock from the Participant`s corresponding Company Matching Stock Account and by debiting it for any payments on purchases of Employer Stock or for any repayment of debt, including principal and interest, incurred for the purchase of Employer Stock.

                                      4-1

           Each Participant's Company Matching Stock Account will be adjusted by crediting it with stock dividends on Employer Stock held in the Participant's Company Matching Stock Account and crediting it with its allocable share of Employer Stock purchased with monies from the Participant's corresponding Company Matching Cash Account.

           The Plan Administrator will establish the guidelines under which any appreciation or depreciation is allocated to the various Accounts as of the first Valuation Date for the Plan.

      (c) Credit to the proper Accounts all contributions and reallocated forfeitures which are to be credited for the current Accounting Period.

4.03  Assumed Timing of Credits and Charges
      -------------------------------------
      Notwithstanding the provisions of Section 4.02, for purposes of determining each Employee Account's pro rata portion of the appreciation or depreciation in the fair market value of the Trust Fund under Section 4.02(b), contributions to each Employee Account are assumed to be made in the middle of an Accounting Period.

4.04  Participant Direction of Investment
      -----------------------------------

      (a)  Application of this Section
           ---------------------------
           Subject to the provisions of this Section, each Participant will have the right to direct the investment of the following Accounts among the Specific Investment Funds which are made available by the Plan
           Administrator:

               .  Employee Account

               .  Rollover Account

      (b)  General Powers of the Trustee
           -----------------------------
           The Trustee will have the power to establish rules and guidelines as it deems necessary, desirable or appropriate with regard to the directed investment of contributions in accordance with this Section. Included in such powers, but not by way of limitation, are the following powers and rights.

           (1) To temporarily invest those contributions which are pending directed investment in a Specific Investment Fund, in the General Investment Fund or in some other manner as determined by the Trustee.

                                      4-2

           (2) To establish rules with regard to the transfer of all or any part of the balance of an Account or Accounts of a given Participant from one Investment Fund to another.

           (3) To maintain any part of the assets of any Investment Fund in cash, or in demand or short-term time deposits bearing a reasonable rate of interest, or in a short-term investment fund that provides for the collective investment of cash balances or in other cash equivalents having ready marketability, including, but not limited to, U.S. Treasury Bills, commercial paper, certificates of deposit, and similar types of short-term securities, as may be deemed necessary by the Trustee in its sole discretion.

      (c)  Accounting
           ----------
           The Plan Administrator will maintain a set of accounts for each Investment Fund. The accounts of the Plan Administrator for each Investment Fund will indicate separately the dollar amounts of all contributions made to such Investment Fund by or on behalf of each Participant from time to time. The Plan Administrator will compute the net income from investments; net profits or losses arising from the sale, exchange, redemption, or other disposition of assets, and the pro rata share attributable to each Investment Fund of the expenses of the administration of the Plan and Trust and will debit or credit, as the case may be, such income, profits or losses, and expenses to the unsegregated balance in each Investment Fund from time to time. To the extent that the expenses of the administration of the Plan and Trust are not directly attributable to a given Investment Fund, such expenses, as of a given Valuation Date, will be prorated among each Investment Fund; such allocation of expenses will, in general, be performed in accordance with the guidelines which are specified in this Article.

      (d)  Future Contributions
           --------------------
           Each Participant who elects to participate in the Plan will designate, in writing, the particular percentage of those contributions (which are subject to Participant direction of investment) which is to be deposited in the various available Investment Funds. Written designations will be made not later than 15 days before the first day of each Accounting Period (or at some other time as specified by the Plan Administrator) and will be effective for such Accounting Period and each Accounting Period

                                      4-3
           thereafter until modified. Designations will be limited to multiples of 10% (or such other reasonable increments as determined by the Plan Administrator). If any Participant fails to make a designation by the appropriate date, he will be deemed to have designated an Investment Fund(s) as determined by the Plan Administrator.

      (e)  Change in Investment of Past Contributions
           ------------------------------------------
           A Participant may file a written election with the Plan Administrator to shift the aggregate amount or reasonable increments (as determined by the Plan Administrator) of the balance of his existing Account or Accounts which are subject to Participant direction of investment among the various available Investment Funds as of the first day of each Accounting Period (or such other time or times as determined by the Plan Administrator). The form of such written election will be specified by the Plan Administrator and will be filed not later than 20 days before the effective date of the shift (or at such other time as determined by the Plan Administrator).

      (f)  Addition and Deletion of Specific Investment Funds
           --------------------------------------------------
           Specific Investment Funds may be made available from time to time by the Trustee. Specific Investment Funds, as are from time to time made available by the Trustee, may be deleted or added from time to time by the Plan Administrator. The Plan Administrator will establish guidelines for the proper administration of affected Accounts when a Specific Investment Fund is added or deleted.

4.05  Nondiscrimination Requirements
      ------------------------------

      (a)  Definitions Applicable to the Nondiscrimination Requirements
           ------------------------------------------------------------
           The following definitions apply to this Section:

           (1) Aggregate Limit
               ---------------
               With respect to a given Plan Year, Aggregate Limit means the greater of the sum of [(A) + (B)] or the sum of [(C) + (D)] where:

               (A)  is equal to 125% of the greater of DP or CP;
                                            -------

               (B)  is equal to 2 percentage points plus the lesser of DP or CP,
                                                             ------
                    not to exceed 2 times the lesser of DP or CP;
                                              ------

               (C)  is equal to 125% of the lesser of DP or CP;
                                            ------

                                      4-4

               (D)  is equal to 2 percentage points plus the greater of DP or
                                                             -------
                    CP, not to exceed 2 times the greater of DP or CP;
                                                  -------

                    DP represents the Deferral Percentage for the Non-highly Compensated Group eligible under the Cash or Deferred Arrangement for the Plan Year; and

                    CP represents the Contribution Percentage for the Non-highly Compensated Group eligible under the plan providing for the Employee Contributions or Employer Matching Contributions for the Plan Year beginning with or within the Plan Year of the Cash or Deferred Arrangement.

           (2) Cash or Deferred Arrangement (CODA)
               -----------------------------------
               Cash or Deferred Arrangement means an arrangement which is part of a plan satisfying the requirements of Code Section 401(a) and the additional requirements of Code Section 401(k) and regulations issued under that Section.

           (3) Compensation
               ------------
               For purposes of this Section, Compensation means Aggregate Compensation as defined in Section 7.03(a) plus amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the gross income of the Employee under Code Section 125, 402(a)(8), 402(h) or 403(b). Compensation in excess of $200,000 (as adjusted by the Secretary of the Treasury under Code Section 415(d)) is disregarded. Compensation received while an Employee is not eligible to participate in the Plan is disregarded unless and until the Internal Revenue Service requires that Compensation received by an employee for the entire Plan Year be considered.

           (4) Contribution Percentage
               -----------------------
               Contribution Percentage means, for any specified group, the average of the ratios calculated (to the nearest one-hundredth of one percent) separately for each Participant in the group, of the amount of Employee Contributions and Matching Contributions which are made by or on behalf of each Participant for a Plan Year to each Participant's Compensation for the Plan Year.

               For purposes of determining the Contribution Percentage, each Employee who is eligible under

                                      4-5
               the terms of the Plan to make or to have contributions made on his behalf is treated as a Participant. The Contribution Percentage of an eligible Employee who makes no Employee Contribution and receives no Matching Contribution is zero.

               For purposes of determining the Contribution Percentage of a Participant who is a Highly Compensated Employee, the Compensation of and all Employee Contributions and Matching Contributions for the Participant include, in accordance with the provisions of Section 4.05(d), the Compensation of and all Employee Contributions and Matching Contributions for any Family Member of the Participant.

               The Contribution Percentage of a Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make Employee Contributions or receive an allocation of Matching Contributions (including Elective Contributions and Non-elective Contributions which are treated as Employee or Matching Contributions for purposes of the Contribution Percentage Test) allocated to his accounts under two or more plans which are sponsored by the Employer will be determined as if the Employee and Matching Contributions were made under a single plan. For purposes of this paragraph, if a Highly Compensated Employee participates in two or more such plans which have different Plan Years, all plans ending with or within the same calendar year will be treated as a single plan.

           (5) Contribution Percentage Test
               ----------------------------
               The Contribution Percentage Test is a test applied on a Plan Year basis to determine whether a plan meets the requirements of Code
               Section 401(m). The Contribution Percentage Test may be met by either satisfying the General Contribution Percentage Test or the Alternative Contribution Percentage Test.

               The General Contribution Percentage Test is satisfied if the Contribution Percentage for the Highly Compensated Group does not exceed 125% of the Contribution Percentage for the Non-highly Compensated Group.

               The Alternative Contribution Percentage Test is satisfied if the Contribution Percentage for the

                                      4-6

               Highly Compensated Group does not exceed the lesser of:

                  . the Contribution Percentage for the Non-highly Compensated
                    Group plus 2 percentage points, or

                  . the Contribution Percentage for the Non-highly Compensated
                    Group multiplied by 2.0.

               With respect to Plan Years which begin on or after January 1, 1989, if one or more Highly Compensated Employees of the Employer or any Related Employer are eligible both in a Cash or Deferred Arrangement and in a plan which provides for Employee Contributions or Matching Contributions, the Contribution Percentage Test is satisfied only if the sum of the Deferral Percentage and the Contribution Percentage for the Highly Compensated Group does not exceed the Aggregate Limit.

           (6) Deferral Percentage
               -------------------
               Deferral Percentage means, for any specified group, the average of the ratios calculated (to the nearest one-hundredth of one percent) separately for each Participant in the group, of the amount of Elective Contributions which are made on behalf of each Participant for a Plan Year to each Participant's Compensation for the Plan Year.

               For purposes of determining the Deferral Percentage, each Employee who is eligible under the terms of the Plan to have contributions made on his behalf is treated as a Participant. The Deferral Percentage of an eligible Employee who makes no Elective Contribution is zero.

               For purposes of determining the Deferral Percentage of a Participant who is a Highly Compensated Employee, the Compensation of and Elective Contributions for the Participant include, in accordance with the provisions of Section 4.05(d), the Compensation and all Elective Contributions for any Family Member of the Participant.

               The Deferral Percentage of a Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Contributions (including Non-elective Contributions or Matching

                                      4-7

               Contributions which are treated as Elective Contributions for purposes of the Deferral Percentage Test) allocated to his accounts under two or more Cash or Deferred Arrangements which are maintained by the Employer will be determined as if the Elective Contributions were made under a single Arrangement. For purposes of this paragraph, if a Highly Compensated Employee participates in two or more Cash or Deferred Arrangements which have different Plan Years, all Cash or Deferred Arrangements ending with or within the same calendar year will be treated as a single Arrangement.

           (7) Deferral Percentage Test
               ------------------------
               The Deferral Percentage Test is a test applied on a Plan Year basis to determine whether a plan meets the requirements of Code
               Section 401(k). The Deferral Percentage Test may be met by either satisfying the General Deferral Percentage Test or the Alternative Deferral Percentage Test.

               The General Deferral Percentage Test is satisfied if the Deferral Percentage for the Highly Compensated Group does not exceed 125% of the Deferral Percentage for the Non-highly Compensated Group.

               The Alternative Deferral Percentage Test is satisfied if the Deferral Percentage for the Highly Compensated Group does not exceed the lesser of:

                  . the Deferral Percentage for the Non-highly Compensated Group plus 2 percentage points, or

                  . the Deferral Percentage for the Non-highly Compensated Group multiplied by 2.0.

               With respect to Plan Years which begin on or after January 1, 1989, if one or more Highly Compensated Employees of the Employer or any Related Employer are eligible both in a Cash or Deferred Arrangement and in a plan which provides for Employee Contributions or Matching Contributions, the Deferral Percentage Test is satisfied only if the sum of the Deferral Percentage and the Contribution Percentage for the Highly Compensated Group does not exceed the Aggregate Limit.

                                      4-8

           (8) Elective Contribution
               ---------------------
               Elective Contribution means any contribution made by the Employer to a Cash or Deferred Arrangement on behalf of and at the election of an Employee. An Elective Contribution will be taken into account for a given Plan Year only if:

                  . The Elective Contribution is allocated to the Participant's
                    Account as of a date within the Plan Year to which it relates;

                  . The allocation is not contingent upon the Employee's
                    participation in the Plan or performance of services on any date after the allocation date;

                  . The Elective Contribution is actually paid to the trust no later than 12 months after the end of the Plan Year to which the Elective Contribution relates; and

                  . The Elective Contribution relates to Compensation which
                    either (i) but for the Participant's election to defer, would have been received by the Participant in the Plan Year or (ii) is attributable to services performed by the Participant in the Plan Year and, but for the Participant's election to defer, would have been received by the Participant within two and one-half months after the close of the Plan Year.

           (9) Elective Deferral
               -----------------
               Elective Deferral means the sum of the following:

                  . Any Elective Contribution to any Cash or Deferred
                    Arrangement to the extent it is not includible in the Participant's gross income for the taxable year of contribution;

                  . Any employer contribution to a simplified employee pension as defined in Code Section 408(k) to the extent not includable in the Participant's gross income for the taxable year of contribution;

                  . Any employer contribution to an annuity contract under Code
                    Section 403(b) under a salary reduction agreement to the extent not includable in the Participant's gross income for the taxable year of contribution; plus

                                      4-9

                  . Any employee contribution designated as deductible under a trust described in Code Section 501(c)(18) for the taxable year of contribution.

           (10) Employee Contribution
                ---------------------
                Employee Contribution means any contribution made by an Employee to any plan maintained by the Employer or any Related Employer which is other than an Elective Contribution and which is designated or treated at the time of contribution as an after-tax contribution. Employee Contributions include amounts attributable to Excess Contributions which are recharacterized as Employee Contributions.

           (11) Excess Contribution
                -------------------
                Excess Contribution means, for each member of the Highly Compensated Group, the amount of Elective Contribution which exceeds the maximum contribution which could be made if the Deferral Percentage Test were to be satisfied.

           (12) Excess Aggregate Contribution
                -----------------------------
                Excess Aggregate Contribution means, for each member of the Highly Compensated Group, the amount of Employee and Matching Contributions which exceeds the maximum which could be made if the Contribution Percentage Test were to be satisfied.

           (13) Excess Deferral
                ---------------
                Excess Deferral means, for a given calendar year, that amount by which each Participant's total Elective Deferrals under all plans of all employers exceed the dollar limit in effect under Code Section 402(g) for the calendar year.

           (14) Matching Contribution
                ---------------------
                Matching Contribution means any contribution made by the Employer to any plan maintained by the Employer or any Related Employer which is based on an Elective Contribution or an Employee Contribution together with any forfeiture allocated to the Participant's Account on the basis of Elective Contributions, Employee Contributions or Matching Contributions. A Matching Contribution will be taken into account for a given Plan Year only if:

                                      4-10

                  . The Matching Contribution is allocated to the Participant's
                    Account as of a date within the Plan Year to which it relates;

                  . The allocation is not contingent upon the Employee's
                    participation in the Plan or performance of services on any date after the allocation date;

                  . The Matching Contribution is actually paid to the trust no later than 12 months after the end of the Plan Year to which the Matching Contribution relates; and

                  . The Matching Contribution is based on an Elective or
                    Employee Contribution for the Plan Year.

                For Plan Years beginning after 1988, a contribution or allocation on behalf of a Non-Key Employee used to meet the minimum contribution or benefit requirement of Code Section 416 is not treated as being based on Elective Contributions or Employee Contributions and therefore is not treated as a Matching Contribution.

           (15) Non-Elective Contribution
                -------------------------
                Non-Elective Contribution means any Employer Contribution, other than a Matching Contribution, which is 100% vested, that may only be withdrawn or distributed under the conditions described in Code Section 401(k)(2)(B)(i) (except clause (IV)), and with respect to which the Employee may not elect to have the contribution paid in cash in lieu of being contributed to the Plan.

      (b)  Application of Deferral Percentage Test
           ---------------------------------------
           All Elective Contributions, including any Elective Contributions which are treated as Employee or Matching Contributions with respect to the Contribution Percentage Test, must satisfy the Deferral Percentage Test. Furthermore, any Elective Contributions which are not treated as Employee or Matching Contributions with respect to the Contribution Percentage Test must satisfy the Deferral Percentage Test. The Plan Administrator will determine as soon as administratively feasible after the end of the Plan Year whether the Deferral Percentage Test has been satisfied. If the Deferral Percentage Test is not satisfied, the Employer may elect to take an additional contribution to the Plan on account of the Non-highly Compensated Group. The

                                      4-11
           additional contribution will be treated as a Non-Elective
           Contribution.

           If the Deferral Percentage Test is not satisfied after any Non-Elective Contributions, the Plan Administrator may, in its sole discretion, recharacterize all or any portion of the Excess Contribution of each Highly Compensated Employee as an Employee Contribution. If so, the Plan Administrator will notify all affected Participants and the Internal Revenue Service of the amount recharacterized no later than the 15th day of the third month following the end of the Plan Year in which the Excess Contribution was made, and the amount recharacterized will be includable in each affected Participant's gross income for the calendar year in which the Plan Year began. With respect to the Plan Year for which the Excess Contribution was made, the Plan Administrator will treat the recharacterized amount as an Employee Contribution for purposes of the Deferral Percentage Test and the Contribution Percentage Test and for purposes of determining whether the Plan meets the requirements of Code Section 401(a)(4), but not for any other purposes under this Plan. Therefore, recharacterized amounts will remain subject to the nonforfeiture requirements and distribution limitations which apply to Elective Contributions.

           If the Deferral Percentage Test is still not satisfied, then on or before the close of the following Plan Year, the Plan Administrator will distribute the Excess Contributions, together with allocable income, to the affected Participants of the Highly Compensated Group to the extent necessary to satisfy the Deferral Percentage Test. Failure to do so will cause the Plan to not satisfy the requirements of Code Section 401(a)(4) for the Plan Year for which the Excess Contribution was made and for all subsequent Plan Years for which the Excess Contribution remains uncorrected.

           The amount of Excess Contributions to be recharacterized or distributed will be reduced by any Excess Deferrals previously distributed.

      (c)  Application of Contribution Percentage Test
           -------------------------------------------
           Employee Contributions and Matching Contributions, disregarding any Matching Contributions which are treated as Elective Contributions with respect to the Deferral Percentage Test, must satisfy the Contribution Percentage Test. The Plan Administrator will determine as soon as administratively feasible

                                      4-12
           after the end of the Plan Year whether the Contribution Test has been satisfied. If the Contribution Percentage Test is not satisfied, the Employer may elect to make an additional contribution to the Plan for the benefit of the Non-Highly Compensated Group. The additional contribution will be treated as a Non-Elective Contribution.

           If the Contribution Percentage Test is still not satisfied, then on or before the close of the following Plan Year, the Plan Administrator will, to the extent necessary to satisfy the Contribution Percentage Test, distribute the vested portion of Excess Aggregate Contributions (together with allocable income) and forfeit the nonvested portion of Excess Aggregate Contributions to the affected Participants of the Highly Compensated Group. Failure to do so will cause the Plan to not satisfy the requirements of Code
           Section 401(a)(4) for the Plan Year for which the Excess Aggregate Contribution was made and for all subsequent Plan Years for which the Excess Aggregate Contribution remains uncorrected.

      (d)  Family Aggregation
           ------------------
           The Deferral Percentage or the Contribution Percentage (the "Relevant Percentage") for any Highly compensated Employee who is subject to the family aggregation rules of Section 1.18(c) will be determined by combining the Elective Contributions, Employee Contributions, Matching Contribution, amounts treated as Elective or Matching Contributions and Compensation of all the eligible Family Members.

           The determination and correction of Excess Contributions and Excess Aggregate Contributions of a Highly Compensated Employee whose Relevant Percentage is determined under the family aggregation rules is accomplished by reducing the Relevant Percentage as provided for in Sections 4.05(b) and 4.05(c) and Excess Contributions or Excess Aggregate Contributions for the family group are allocated among the Family Members whose contributions were combined to determine the Relevant Percentage in proportion to the Elective Contributions or Non-Elective and Matching Contributions of each Family Member.

           For all purposes under this Section, the contributions and compensation of eligible Family Members who are not Highly Compensated Employees without regard to family aggregation are disregarded when determining the Relevant Percentage for the Non-highly Compensated Group.

                                      4-13

      (e)  Reduction of Excess Amounts
           ---------------------------
           The total Excess Contribution or total Excess Aggregate Contribution will be reduced in a manner so that the Deferral Percentage or the Contribution Percentage (Relevant Percentage) of the affected Participant(s) with the highest Relevant Percentage will first be lowered to a point not less than the level of the affected Participant(s) with the next highest Relevant Percentage. If further overall reductions are required to satisfy the relevant test, each of the above Participants' (or groups of Participants') Relevant Percentage will be lowered to a point not less than the level of the affected Participant(s) with the next highest Relevant Percentage, and so on continuing until sufficient total reductions have occurred to achieve satisfaction of the relevant test.

      (f)  Priority of Reductions
           ----------------------
           The Plan Administrator will determine the method and order of correcting Excess Contributions and Excess Aggregate Contributions. The method of correcting Excess Contributions and Excess Aggregate Contributions must meet the requirements of Code Section 401(a)(4). The determination of whether a rate of Matching Contribution discriminates under Code Section 401(a)(4) will be made after making any corrective distributions of Excess Deferrals, Excess Contributions and Excess Aggregate Contributions.

      (g)  Income
           ------
           The income allocable to any Excess Contribution or Excess Aggregate Contribution made to a given Account for a given Plan Year will be equal to the total income allocated to the Account for the Plan Year, multiplied by a fraction, the numerator of which is the amount of the Excess Contribution or Excess Aggregate Contribution and the denominator of which is the closing balance of the Account decreased (or increased) by the amount of income (or losses) allocated to the Account for the Plan Year.

           The income allocable to the Excess Contribution or Excess Aggregate Contribution for the period between the end of the Plan Year for which the determination is being made and the date on which the Excess Contribution or the Excess Aggregate Contribution is distributed to the Participant will be equal to 10% of the income allocable to the Excess Contribution or the Excess Aggregate Contribution for the Plan Year, multiplied by the number of calendar months which have

                                      4-14
           elapsed since the end of the Plan Year for which the determination is being made. For the purpose of determining the number of calendar months which have elapsed, a distribution which occurs on or before the 15th day of the month will be treated as having been made on the last day of the preceding month and a distribution which occurs after the 15th day of the month will be treated as having been made on the last day of the current month.

           Income includes all earnings and appreciation, including interest, dividends, rents, royalties, gains from the sale of property, and appreciation in the value of stocks, bonds, annuity and life insurance contracts and other property, regardless of whether the appreciation has been realized.

      (h)  Treatment as Elective Contributions
           -----------------------------------
           The Plan Administrator may, in its discretion, treat all or any portion of Non-Elective Contributions or Matching Contributions or both, whether to this Plan or to any other qualified plan which has the same Plan Year and is maintained by the Employer or a Related Employer, as Elective Contributions for purposes of satisfying the Deferral Percentage Test if they meet all of the following requirements:

               . The Non-Elective and Matching Contributions are 100% vested from the time they are contributed to the Plan, and they are subject to the same distribution and withdrawal restrictions as Elective Contributions from the time they are contributed to the Plan;

               . The Non-Elective Contributions and Matching Contributions are allocated to the Participant as of a date within the Plan Year, the allocation is not contingent on the Employee's participation in the Plan or performance of services on any date after the allocation date, and the contribution is actually paid by the Employer no later than 12 months after the end of the Plan Year to which the contribution relates;

               . All Non-Elective Contributions, including those treated as Elective Contributions for purposes of the Deferral Percentage Test, satisfy the requirements of Code Section 401(a)(4);

               . Any Non-Elective Contributions which are not treated as Elective Contributions for purposes

                                      4-15
                  of the Deferral Percentage Test or as Matching Contributions for purposes of the Contribution Percentage Test satisfy the requirements of Code Section 401(a)(4);

               . The treatment of Non-Elective Contributions as Elective Contributions for purposes of the Deferral Percentage Test does not increase the spread between the Deferral Percentage for the Highly Compensated Group and the Deferral Percentage for the Non-highly Compensated Group.

               . Any Matching Contributions which are not treated as Elective Contributions for purposes of the Deferral Percentage Test satisfy the requirements of Code Section 401(m);

               . The Non-Elective Contributions and Matching Contributions which are treated as Elective Contributions for purposes of the Deferral Percentage Test are not taken into account in determining whether any other contributions or benefits satisfy Code Section 401(a)(4) and are not taken into account in determining whether any Employee Contributions or other Matching Contributions satisfy Code Section 401(m); and

               . The Plan Year requirements of Treasury Regulation 1.401(k)- l(b)(3)(ix) are met.

      (i)  Treatment as Matching Contributions
           -----------------------------------
           The Plan Administrator may, in its discretion, treat all or any portion of Non-Elective Contributions or Elective Contributions or both, whether to this Plan or to any other qualified plan which has the same Plan Year and is maintained by the Employer or a Related Employer, as Matching Contributions for purposes of satisfying the Contribution Percentage Test if they meet all of the following requirements:

               . The Non-Elective Contributions are allocated to the Participant as of a date within the Plan Year, and the Elective Contributions satisfy the requirements of Treasury Regulation Section 1.401(k)-1(b)(6);

               . All Non-Elective Contributions, including those treated as Matching Contributions for purposes of the Contribution Percentage Test, satisfy the requirements of Code Section 401(a)(4);

                                      4-16

               . Any Non-Elective Contributions which are not treated as Elective Contributions for purposes of the Deferral Percentage Test or as Matching Contributions for purposes of the Contribution Percentage Test satisfy the requirements of Code
                  Section 401(a)(4);

               . The treatment of Non-Elective Contributions as Matching Contributions for purposes of the Contribution Percentage Test does not increase the spread between the Contribution Percentage for the Highly Compensated Group and the Contribution Percentage for the Non-highly Compensated Group.

               . All Elective Contributions, including those treated as Matching Contributions for purposes of the Contribution Percentage Test, satisfy the requirements of Code Section 401(k)(3);

               . Any Elective Contributions which are not treated as Matching Contributions for purposes of the Contribution Percentage Test satisfy the requirements of Code Section 401(k)(3);

               . The Non-Elective Contributions and Elective Contributions which are treated as Matching Contributions for purposes of the Contribution Percentage Test are not taken into account in determining whether any other contributions or benefits satisfy Code Sections 401(a)(4) or 401(k)(3); and

               . The Plan Year requirements of Treasury Regulation 1.401(m)- l(b)(2)(viii) are met.

      (j)  Aggregation of Plans
           --------------------

           (1) Elective Contributions
               ----------------------
               If the Employer or a Related Employer sponsors one or more other plans which include a Cash or Deferred Arrangement, the Employer may elect to treat any two or more of such plans as an aggregated single plan for purposes of satisfying Code Sections 401(a)(4), 401(k) and 410(b). The Cash of Deferred Arrangements included in such aggregated plans will be treated as a single Arrangement for purposes of this Section.

               If the Employer maintains two or more plans which are treated as an aggregated single plan for purposes of Code Section 401(a)(4) or 410(b), all

                                      4-17

               Cash or Deferred Arrangements which are included in such plans will be treated as an aggregated single Arrangement for purposes of this Section.

               For purposes of this Section, contributions and allocations under the portion of a plan described in Code Section 4975(e)(7) (an
               ESOP) may not be aggregated with the portion of a plan not described in Code Section 4975(e)(7) (a non-ESOP) for purposes of determining whether the ESOP or non-ESOP satisfies the requirements of this Section and Code Sections 401(a)(4), 401(k) and 410(b).

               For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year.

           (2) Employee and Matching Contributions
               -----------------------------------
               If the Employer or a Related Employer sponsors one or more other plans to which Employee Contributions or Matching Contributions are made, the Employer may elect to treat any two or more of such plans as an aggregated single plan for purposes of satisfying Code Sections 401(a)(4), 401(m) and 410(b). Such aggregated plans will be treated as a single Arrangement for purposes of this Section.

               If the Employer maintains two or more plans which are treated as an aggregated single plan for purposes of Code Section 401(a)(4) or 410(b), all Employee Contributions and Matching Contributions which are made to such plans will be treated as an aggregated single plan for purposes of this Section.

               For purposes of this Section, contributions and allocations under the portion of a plan described in Code Section 4975(e)(7) (an
               ESOP) may not be aggregated with the portion of a plan not described in Code Section 4975(e)(7) (a non-ESOP) for purposes of determining whether the ESOP or non-ESOP satisfies the requirements of this Section and Code Sections 401(a)(4), 401(m) and 410(b).

               For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year.

                                      4-18

                                   ARTICLE 5

                              RETIREMENT BENEFITS

5.01  Valuation of Accounts
      ---------------------
      For purposes of this Article, the value of a Participant's Accrued Benefit will be determined as of the Valuation Date coincident with or immediately preceding the date that benefits are to be distributed.

5.02  Normal Retirement
      -----------------
      After an Active Participant reaches his Normal Retirement Date, he may elect to retire. Upon such retirement he will become a Retired Participant and his Accrued Benefit will become distributable to him. A Participant's Accrued Benefit will become nonforfeitable no later than the date upon which he attains his Normal Retirement Age. The form of benefit payment will be governed by the provisions of Section 5.05.

5.03  Disability Retirement
      ---------------------
      In the event of a Participant's termination due to Disability, he will be entitled to begin to receive a distribution of his Accrued Benefit which will become nonforfeitable as of his date of termination. The form of benefit payment will be governed by the provisions of Section 5.05.

      Disability means the determination by the Plan Administrator that a Participant is unable by reason of any medically determinable physical or mental impairment to perform the usual duties of his employment or of any other employment for which he is reasonably qualified based upon his education, training and experience.

5.04  Termination of Employment
      -------------------------

      (a)  In General
           ----------
           If a Participant's employment terminates for any reason other than retirement, death, or disability, his Vested Accrued Benefit will become distributable to him as of the Valuation Date which coincides with or next follows his date of termination of employment (or as of such earlier date as determined by the Plan Administrator in a uniform and nondiscriminatory manner). The form of benefit payment will be governed by the provisions of Section 5.05.

      (b)  Cash-Out Distribution
           ---------------------
           If a Participant terminates employment and receives distribution equal to the Vested Percentage of his Accounts which are subject to the Vesting Schedule

                                      5-1

           (such Accounts are hereinafter referred to as Employer Contribution Accounts), a Cash-Out Distribution will be deemed to have occurred if the following conditions are met:

           (1) The Participant was less than 100% vested in his Employer Contribution Accounts; and

           (2) The entire distribution is made before the last day of the second Plan Year following the Plan Year in which the Participant terminated employment.

      (c)  Restoration of Employer Contribution Accounts
           ---------------------------------------------
           If, following the date of a Cash-Out Distribution, a Participant returns to an Eligible Employee Classification prior to incurring 5 consecutive One Year Breaks-in-Service, then the Participant will have the right to repay to the Trustee, within 5 years after his return date, the portion of the Cash-Out Distribution which was attributable to his Employer Contribution Accounts which were less than 100% vested in order to restore such Accounts to their value as of the date of the Cash-Out Distribution.

           The Plan Administrator will restore an eligible Participant's Employer Contribution Accounts as of the Valuation Date coincident with or immediately following the complete repayment of the Cash-Out Distribution. To restore the Participant's Employer Contribution Accounts, the Plan Administrator, to the extent necessary, will, under rules and guidelines applied in a uniform and nondiscriminatory manner, allocate to the Participant's Employer Contribution Accounts:

                . First, the amount, if any, of Forfeitures which would
                  otherwise be allocated under Article 3;

                . Second, the amount, if any, of the Trust Fund net income or gain for the Accounting Period.

           To the extent the amounts available for restoration for a particular Accounting Period are insufficient to enable the Plan Administrator to make the required restoration, the Employer will contribute such additional amount as is necessary to enable the Plan Administrator to make the required restoration. The Plan Administrator will not take into account the allocation under this Section in applying the limitation on allocations under Article 7.

                                      5-2

           Until the Plan Administrator restores a Participant's Employer Contribution Accounts, the Trustee will invest any amount the Participant has repaid in a segregated account maintained solely for that Participant. The Trustee will invest the amount in the Participant's segregated account in an interest-bearing savings account, time deposit, or similar type of account. Until commingled with the balance of the Trust Fund on the date the Plan Administrator restores the Participant's Employer Contribution Accounts, the Participant's segregated account will remain a part of the Trust, but it alone will share in any income it earns and it alone will bear any expense or loss it incurs.

      (d)  Non-Vested Participant
           ----------------------
           If a Participant who is 0% vested in his Employer Contribution Accounts terminates employment, a Cash.Out Distribution will be deemed to have occurred as of the Participant's date of termination of employment.

           If the Participant subsequently returns to an Eligible Employee Classification prior to incurring five consecutive One Year Breaks-in-Service, then the Participant will immediately become entitled to a complete restoration of his Employer Contribution Accounts as of the Valuation Date coincident with or next following his date of re-employment. Such restoration will be made in accordance with the provisions of Section 5.04(c).

5.05  Form of Benefit Payment
      -----------------------
      The Plan Administrator will direct the Trustee to make the payment of any benefit provided under this Plan upon the event giving rise to such benefit within the time prescribed by this Article. The form of benefit will be a lump sum payment.

      If a Participant's Vested Accrued Benefit is in excess of $3,500, any payment of benefits prior to the Participant's Normal Retirement Date will be subject to the Participant's written consent. If the value of his Vested Accrued Benefit at the time of any distribution exceeds $3,500, the value of his Vested Accrued Benefit at any later time will be deemed to also exceed $3,500.

5.06  Commencement of Benefit
      -----------------------

      (a)  General
           -------
           All distributions required under this Section will be determined and made in accordance with the regulations

                                      5-3
           issued under Code Section 401(a)(9), including those dealing with minimum distribution requirements.

           Unless the Participant elects otherwise in writing, payment of benefits will begin no later than the 60th day after the close of the Plan Year during which the latest of the following events occurs:

               . the earlier of the Participant's normal retirement age as defined in Code Section 411(a)(8) or the Participant's 65th birthday;

               . the 10th anniversary of the Participant's first participation in the Plan; or

               .  the Participant's termination of service with the Employer.

           Failure of the Participant (or the Participant's spouse, if applicable) to consent to immediate distribution of benefits when they are payable before the Participant has attained the later of age 62 or normal retirement age will be treated as an election to defer commencement until that age for purposes of Code Section 401(a)(14).

      (b)  Mandatory Distribution to Participant
           -------------------------------------
           Notwithstanding the foregoing, payment of Participant's benefits must begin no later than his Required Beginning Date. A Participant's benefits must either be distributed in the calendar year which contains his Required Beginning Date or must be paid over a period not exceeding one of the following periods:

               (1) the lifetime of the Participant;

               (2) the lifetime of the last survivor of the Participant and the Participant's designated Beneficiary;

               (3)  the life expectancy of the Participant; or

               (4) the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary.

      (c)  Mandatory Distribution to Beneficiaries
           ---------------------------------------
           If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as

                                      5-4
           rapidly as under the method of distribution being used before the Participant's death.

           If the Participant dies before distribution of his or her interest begins, the Participant's entire interest will be distributed no later than five years after the Participant's death except to the extent that an election is made to receive distributions as follows:

               . if any portion of the Participant's interest is payable to a non-spouse designated Beneficiary, such portion may be distributed in substantially equal installments over the lifetime or life expectancy of the designated Beneficiary. Such distributions must commence no later than one year after the Participant's death;

               . if any portion of the Participant's interest is payable to the Participant's spouse, such portion may be distributed in substantially equal installments over the lifetime or life expectancy of the spouse. Such distribution must commence no later than the date on which the Participant would have attained age 70-1/2, and, if the spouse dies before payments begin, later distributions will be made as if the spouse had been the Participant.

      (d)  Additional Rules
           ----------------
           For purposes of this Section, life expectancies are to be computed by the use of the return multiples contained in Section 1.72-9 of the Income Tax Regulations. Life expectancy of the Participant and the surviving spouse will be recalculated annually; however, the life expectancy any other designated Beneficiary will be calculated at the time payment first begins without further recalculation.

                   For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                                      5-5

                                   ARTICLE 6

                                 DEATH BENEFIT


6.01  Valuation of Accounts
      ---------------------
      For purposes of this Article, the value of a Participant's Accrued Benefit will be determined as of the Valuation Date coincident with or immediately preceding the date that benefits are to be distributed.

6.02  Death Benefit
      -------------
      In the event of the death of a Participant prior to the date on which he receives a complete distribution of his benefit under the Plan, the Participant's Beneficiary will be entitled to receive the value of the Participant's Accrued Benefit.

6.03  Designation of Beneficiary
      --------------------------
      Each Participant will be given the opportunity to designate a Beneficiary or Beneficiaries, and from time to time the Participant may file with the Plan Administrator a new or revised designation on the form provided by the Plan Administrator. If a Participant is married, any designation of a Beneficiary other than the Participant's spouse must be consented to by the Participant's spouse pursuant to a Qualified Election.

      If a Participant dies without designating a Beneficiary, or if the Participant is predeceased by all designated Beneficiaries and contingent Beneficiaries, the Plan Administrator will distribute all benefits which are payable in the event of the Participant's death in the following manner and to the first of the following (who are listed in order of priority) who survive the Participant by at least 30 days:

           .   All to the Participant's Surviving Spouse;

           . Equally among the then living children of the Participant (by birth or adoption);

           . Among the Participant's then living lineal descendants, by right of representation; or

           .   The Participant's estate.

                                      6-1

                                   ARTICLE 7

                            LIMITATIONS ON BENEFITS


7.01  Limitation on Annual Additions
      ------------------------------
      The amount of the Annual Addition which may be allocated under this Plan to any Participant's Account as of any Valuation Date will not exceed the Defined Contribution Limit (based upon his Aggregate Compensation up to such Valuation Date) reduced by the sum of any allocations of annual additions made to Participant's Accounts under this Plan as of any preceding Valuation Date within the Limitation Year.

      If the Annual Addition under this Plan on behalf of a Participant is to be reduced as of any Valuation Date as a result of the next preceding paragraph, the reduction will be, to the extent required, effected by first reducing Participant contributions (which increase the annual addition), then Forfeitures (if any), and then Employer contributions to be allocated under this Plan on behalf of the Participant as of the Valuation Date.

      Any necessary reduction will be made as follows:

      (a) The amount of the reduction consisting of nondeductible Participant contributions will be paid to the Participant as soon as administratively feasible.

      (b) The amount of the reduction consisting of any other Participant contributions will be paid to the Participant as soon as administratively feasible.

      (c) The amount of the reduction consisting of Forfeitures will be allocated and reallocated to other Accounts in accordance with the Plan formula for allocating Forfeitures to the extent that such allocations do not cause the additions to any other Participant's Accounts to exceed the lesser of the Defined Contribution Limit or any other limitation provided in the Plan.

      (d) The amount of the reduction consisting of Employer contributions will be allocated and reallocated to other Accounts in accordance with the Plan formula for Employer Contributions to the extent that such allocations do not cause the additions to any other Participant's Accounts to exceed the lesser of the Defined Contribution Limit or any other limitation provided in the Plan.

                                      7-1

      (e) To the extent that the reductions described in paragraph (d) cannot be allocated to other Participant's Accounts, the reductions will be allocated to a suspense account as Forfeitures and held therein until the next succeeding Valuation Date on which Forfeitures could be applied under the provisions of the Plan. All amounts held in a suspense account must be applied as Forfeitures before any additional contributions, which would constitute annual additions, may be made to the Plan. If the Plan terminates, the suspense account will revert to the Employer to the extent it may not be allocated to any Participant's Accounts.

      (f) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust Fund's investment gains and losses.

7.02  Where Employer Maintains Another Qualified Plan
      -----------------------------------------------

      (a)  Where Employer Maintains Another Qualified Defined Contribution Plan
           --------------------------------------------------------------------
           If the Employer maintains this Plan and one or more other qualified defined contribution plans, one or more welfare benefit funds (as defined in Code Section 419(e)), or one or more individual medical accounts (as defined in Code Section 415(1)(2)), all of which are referred to in this Article 7 as "qualified defined contribution plans," the annual additions allocated under this Plan to any Participant's Accounts will be limited in accordance with the allocation provisions of this Section 7.02(a).

           The amount of the Annual Additions which may be allocated under this Plan to any Participant's Accounts as of any Valuation Date will not exceed the Defined Contribution Limit (based upon Aggregate Compensation up to the allocation date) reduced by the sum of any allocations of Annual Additions made to the Participant's Accounts under this Plan and any other qualified defined contribution plans maintained by the Employer as of any earlier Valuation Date within the Limitation Year.

           If a Valuation Date of this Plan coincides with a Valuation Date of any other plan described in the above paragraph, the amount of Annual Additions to be allocated on behalf of a Participant under this Plan as of such date will be an amount equal to the product of the amount described in the next preceding

                                      7-2
           paragraph multiplied by a fraction (not to exceed 1.0), the numerator of which is the amount to be allocated under this Plan without regard to this Article during the Limitation Year and the denominator of which is the amount that would otherwise be allocated on this Valuation Date under all plans without regard to this Article 7.

           If the Annual Addition under this Plan on behalf of a Participant is to be reduced as of any Valuation Date as a result of the next preceding two paragraphs, the reduction will be, to the extent required, effected by first reducing Participant contributions (which increase the annual addition), then Forfeitures (if any), and then any Employer contributions, to be allocated under this Plan on behalf of the Participant as of the Valuation Date.

           If as a result of the first four paragraphs of this Section 7.02 the allocation of additions is reduced, the reduction will be treated in the manner described in the third paragraph of Section 7.01.

      (b)  Where Employer Maintains a Qualified Defined
           Benefit Plan
           --------------------------------------------

           (1) In General
               ----------
               If the Employer maintains (or has ever maintained), in addition to this Plan, one or more qualified defined benefit plans, then for any Limitation Year, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction will not exceed 1.0. If, in any Limitation Year, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for a Participant would exceed 1.0 without adjustment to the amount of the annual benefit that can be paid to the Participant under the defined benefit plan, then the amount of annual benefit that would otherwise be paid to the Participant under the defined benefit plan will be reduced to the extent necessary to reduce the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for the Participant to 1.0.

           (2) Transition Rule under TRA '86
               -----------------------------
               If a plan was in existence on May 6, 1986, the numerator of the Defined Contribution Plan Fraction will be reduced (to not less than zero) as prescribed by the Secretary of the Treasury by subtracting the amount required to decrease the

                                      7-3
               sum of the Defined Contribution Plan Fraction plus the Defined Benefit Plan Fraction to 1.0. Such amount is determined (as of the first day of the first Limitation Year beginning on or after January 1, 1987) as the product of:

               (A) The amount by which, without this adjustment, the sum of the Defined Contribution Plan Fraction plus the Defined Benefit Plan fraction exceeds 1.0, multiplied by

               (B) The denominator of the Defined Contribution Plan Fraction, as computed through the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986.

               This subparagraph applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

           (3) Transition Rule under TEFRA
               ---------------------------
               In the case of a plan which met the limitation of Section 415 of the Code for the last Limitation Year beginning before January 1, 1983, the numerator of the Defined Contribution Plan Fraction will be reduced (to not less than zero) as prescribed by the Secretary of the Treasury by subtracting the amount required to decrease the sum of the Defined Contribution Plan Fraction plus the Defined Benefit Plan Fraction to 1.0. Such amount is determined (as of the first day of the first Limitation Year beginning on or after January 1, 1983) as the product of:

               (A) The amount by which, without this adjustment, the sum of the Defined Contribution Plan Fraction plus the Defined Benefit Plan Fraction exceeds 1.0, multiplied by

               (B) The denominator of the Defined Contribution Plan Fraction, as computed through the last Limitation Year beginning before January 1, 1983.

7.03  Definitions Applicable to Article 7
      -----------------------------------

      (a)  Aggregate Compensation
           ----------------------
           Aggregate Compensation means a Participant's earned income, wages, salaries, and fees for professional

                                      7-4
           services, and other amounts received for personal services actually rendered in the course of employment with the employer maintaining the plan (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

           . Employer contributions to a plan of deferred compensation which are not included in the employee's gross income for the taxable year in which contributed or employer contributions under a simplified employee pension plan to the extent the contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

           . Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

           . Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

           . Other amounts which received special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) toward the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the employee).

           Aggregate Compensation excludes any amounts contributed by the Employer or any Related Employer on behalf of any Employee pursuant to a salary reduction agreement which are not includable in the gross income of the Employee due to Code Section 125, 402(a)(8), 402(h) or 403(b).

           Aggregate Compensation in excess of $200,000 (as adjusted at the same time and in the same manner as under Code Section 415(d)) is disregarded.

           Aggregate Compensation for any Limitation Year is the Aggregate Compensation actually paid or includable in gross income in such year.

      (b)  Allocation Date, Valuation Date
           -------------------------------
           These terms are used interchangeably and mean the date with respect to which all or a portion of employer

                                      7-5
           contributions, employee contributions or forfeitures or both are allocated to participant accounts under a defined contribution plan.

      (c)  Annual Additions
           ----------------
           For Plan Years beginning after December 31, 1986, Annual Additions are the sum of the following amounts allocated to any defined contribution plan maintained by the Employer (including voluntary contributions to any defined benefit plan maintained by the Employer) on behalf of a Participant for a Limitation Year:

           .   All Employee and Employer contributions;

           .   All reallocated forfeitures;

           . Amounts allocated after March 31, 1984, to an individual medical account, as defined in Code Section 415(1)(2) which is part of a pension or annuity plan maintained by the Employer, and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits required by Code
               Section 401(h)(6) to be allocated to the separate account of a Key Employee under a welfare benefit plan (as defined in Code
               Section 419(e)) maintained by the Employer.

           Contributions or forfeitures will be treated as Annual Additions regardless of whether they constitute Excess Deferrals, Excess Contributions or Excess Aggregate Contributions within the meaning of the regulations under Code Section 401(k) or 401(m) and regardless of whether they are corrected through distribution or recharacterization. The Annual Addition for any Limitation Year beginning before January 1, 1987, will not be recomputed to treat all Employee contributions as Annual Additions.

      (d)  Annual Benefit
           --------------
           Annual Benefit means a benefit payable annually in the form of a straight life annuity (with no ancillary benefits) under a plan to which employees do not contribute and under which no rollover contributions are made.

      (e)  Defined Benefit Compensation Limit
           ----------------------------------
           The Defined Benefit Compensation Limit is equal to 100% of the Participant's average Aggregate Compensation for the three consecutive calendar years (or other twelve consecutive month periods adopted by

                                      7-6
           the Employer pursuant to a Written Resolution and applied on a uniform and consistent basis) of service during which the Participant had the greatest Aggregate Compensation.

           Where the annual benefit is payable to a Participant in a form other than a straight life annuity or a Qualified Joint and Survivor Annuity, the Defined Benefit Compensation Limit will be the Actuarial Equivalent of a straight life annuity beginning at the same age. No adjustment is required for the following: pre-retirement disability benefits, pre-retirement death benefits and post-retirement medical benefits. For purposes of this paragraph, the interest rate used in adjusting the Defined Benefit Compensation Limit will be the greater of (1) 5%, or (2) the post-retirement interest rate specified in the plan for Actuarial Equivalent purposes.

           Where the annual benefit is payable to a Participant who has fewer than 10 years of service with the Employer or any Related or Predecessor Employer, the Defined Benefit Compensation Limit will be multiplied by a fraction, the numerator of which is the Participant's number of years of service with the Employer or Related or Predecessor Employer, and the denominator of which is 10.

           With regard to a Participant who has separated from service with a nonforfeitable right to an Accrued Benefit, the Defined Benefit Compensation Limit will be adjusted effective January 1 of each Calendar year. For any Limitation Year beginning after the separation occurs, the Defined Benefit Compensation Limit will be equal to the Defined Benefit Compensation Limit which was applicable to the Participant in the Limitation Year in which he separated from service multiplied by a fraction, the numerator of which is the Defined Benefit Dollar Limit for the Limitation Year in which the Defined Benefit Compensation Limit is being adjusted and the denominator of which is the Defined Benefit Dollar Limit for the Limitation Year in which the Participant separated from service.

      (f)  Defined Benefit Dollar Limit
           ----------------------------
           The Defined Benefit Dollar Limit is equal to $90,000 for calendar years 1984 through 1987. As of January 1, 1988 and as of January 1 of each subsequent calendar year, the dollar limitation (described in Code Section 415(b)(1)(A)) as determined by the Secretary of the Treasury for that calendar year will become effective as the Defined Benefit Dollar Limit

                                      7-7
           for the calendar year. For calendar years between 1976 and 1983, the Defined Benefit Dollar Limit is $75,000 as adjusted by the Secretary of the Treasury under Code Section 415(d) for that calendar year.
           The Defined Benefit Dollar limit for a calendar year applies to Limitation Years ending with or within that calendar year.

           Where the annual benefit is payable to a Participant in a form other than a straight life annuity or a Qualified Joint and Survivor Annuity, the Defined Benefit Dollar Limit will be the Actuarial Equivalent of a straight life annuity beginning at the same age. No adjustment is required for the following: pre-retirement disability benefits, pre-retirement death benefits, and post-retirement medical benefits. For purposes of this paragraph, the interest rate used for adjusting the Defined Benefit Dollar Limit will be the greater of (1) 5%, or (2) the post-retirement interest rate specified for Actuarial Equivalent purposes.

           Where the annual benefit is payable to a Participant who has fewer than 10 years of participation in the Plan, the Defined Benefit Dollar Limit will be multiplied by a fraction, the numerator of which is the participant's number of years (or part thereof) of participation in the Plan, and the denominator of which is 10. To the extent provided by the Secretary of the Treasury, this paragraph will be applied to each change in the benefit structure of the Plan.

           For a benefit commencing before a Participant's Social Security Retirement Age but at or after age 62, the Defined Benefit Dollar Limit will be adjusted in a manner which is consistent with the reduction for old-age insurance benefits commencing before Social Security Retirement Age under the Social Security Act. The reduction will be 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each additional month (up to 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age. The Defined Benefit Dollar Limit for a benefit commencing before age 62 will be adjusted to the Actuarial Equivalent of the Defined Benefit Dollar Limit for a benefit commencing at age 62 based on an interest rate equal to the greater of (1) 5%, or (2) the interest rate specified in the plan for determining actuarial equivalence for early retirement.

                                      7-8

           For a benefit commencing after a Participant's Social Security Retirement Age, the Defined Benefit Dollar Limit will be adjusted to the actuarial equivalent of the Defined Benefit Dollar Limit for a benefit commencing at the Participant's Social Security Retirement Age. For purposes of this paragraph, the interest rate used for adjusting the Defined Benefit Dollar Limit will be the lesser of (1) 5%, or (2) the interest rate specified in the plan for determining actuarial equivalence for early retirement.

      (g)  Defined Benefit Limit
           ---------------------
           The Defined Benefit Limit is the lesser of the Defined Benefit Dollar Limit or the Defined Benefit Compensation Limit.

      (h)  Defined Benefit Plan Fraction Denominator
           -----------------------------------------
           The Defined Benefit Plan Fraction Denominator with respect to any Participant is the lesser of (1) the product of the Defined Benefit Dollar Limit multiplied by 1.25, or (2) the product of the Defined Benefit Compensation Limit multiplied by 1.4. However, for purposes of determining the Defined Benefit Plan Fraction Denominator, "years of service with the Employer or any Related or Predecessor Employer" will be substituted for "years of participation in the Plan" wherever it appears in Section 7.03(f).

      (i)  Defined Benefit Plan Fraction
           -----------------------------
           The Defined Benefit Plan Fraction is a fraction determined as of the close of a Limitation Year, the numerator of which is the Projected Annual Benefit payable to a Participant under this Plan and the denominator of which is the Defined Benefit Fraction Denominator. If a Participant has participated in more than one defined benefit plan maintained by the Employer, the numerator of the Defined Benefit Plan Fraction is the sum of the projected annual benefits payable to the Participant under all of the defined benefit plans, whether or not terminated.

      (j)  Defined Contribution Limit
           --------------------------
           The Defined Contribution Limit for a given Limitation Year is equal to the lesser of (1) the Defined Contribution Compensation Limit, which is 25% of Aggregate Compensation applicable to the Limitation Year, or (2) the Defined Contribution Dollar Limit, which, for calendar years after 1983, is the greater of $30,000 or one-fourth of the Defined Benefit Dollar Limit for the Limitation Year, and for calendar years between 1976 and 1983, is one-third of the Defined Benefit Dollar Limit. If a short Limitation Year is

                                      7-9
           created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Defined Contribution Dollar Limit is multiplied by a fraction, the numerator of which is equal to the number of months in the short Limitation Year and the denominator of which is 12.

      (k)  Defined Contribution Plan Fraction
           ----------------------------------
           The Defined Contribution Plan Fraction is a fraction determined as of the close of a Limitation Year, the numerator of which is the sum of the Annual Additions to the Participant's Accounts under all defined contribution plans of the Employer for the current and all prior Limitation Years and the denominator of which is the sum of the Annual Additions which would have been made for the Participant for the current and all prior Limitation Years (for all prior years of service with the Employer or any predecessor Employer) if in each Limitation Year the Annual Additions equaled the lesser of (1) the product of the Defined Contribution Compensation Limit for the Limitation Year multiplied by 1.4, or (2) the product of the Defined Contribution Dollar Limit for the Limitation Year multiplied by 1.25. The aggregate amount in the numerator of this fraction due to years beginning before January 1, 1976 may not exceed the aggregate amount in the denominator of this fraction for all such years.

           For purposes of this Section 7.03(k), the Annual Addition for any Limitation Year beginning before January 1, 1987 will not be recomputed to treat all Employee contributions as Annual Additions.

      (l)  Employer
           --------
           The Employer is the Employer that adopts this Plan together with all Related Employers. For this purpose, the definition of Related Employer in Section 1.33 of this Plan is modified by Code Section 415(h).

      (m)  Limitation Year
           ---------------
           The Limitation Year will be the 12 consecutive month period which is specified in Section 1.30 of this Plan and which is adopted for all qualified plans maintained by the Employer pursuant to a Written Resolution adopted by the Employer. In the event of a change in the Limitation Year, the additional limitations of Treasury Regulation
           Section 1.415-2(b)(4)(iii) will also apply.

                                      7-10

      (n)  Projected Annual Benefit
           ------------------------
           For purposes of this Section, a Participant's Projected Annual Benefit is equal to the annual benefit to which a Participant in a defined benefit Plan would be entitled under the terms of the plan based on the following assumptions:

               .The Participant will continue employment until reaching normal retirement age as determined under the terms of the plan (or current age, if that is later);

           . The Participant's compensation for the Limitation Year under consideration will remain the same for all future years;

           . All other relevant factors used to determine benefits under the plan for the Limitation Year under consideration will remain constant for all future Limitation Years; and

           . The benefits resulting from any Participant Contributions or Rollover Contributions are disregarded.

      (o)  Social Security Retirement Age
           ------------------------------
           Social Security Retirement Age means age 65 for a Participant born before January 1, 1938; age 66 for a Participant born after December 31, 1937, but before January 1, 1955; and age 67 for a Participant born after December 31, 1954.

7.04  Effect of Top-Heavy Status
      --------------------------

      (a)  General
           -------
           Notwithstanding the provisions of Section 7.03, "1.0" will be substituted for "1.25" wherever it appears in Sections 7.03(h) and 7.03(k) for any Limitation Year in which the Plan is found to be Top-Heavy for the Plan Year which coincides with or ends within such Limitation Year.

      (b)  Non-application
           ---------------
           Section 7.04(a) will not apply for any Limitation Year in which, for the Plan Year which coincides with or ends within such Limitation Year, (1) the Plan is not determined to be Super Top-Heavy and (2) for any Non-Key Employee who is a Participant in both this Plan and a defined benefit plan maintained by the Employer or a Related Employer, the annual allocation of Employer contributions plus Forfeitures under this

                                      7-11

           Plan is not less than 7.5% of the Non-Key Employee's Aggregate Compensation.

                                      7-12

                                   ARTICLE 8

                                 MISCELLANEOUS

8.01  Employment Rights of Parties Not Restricted
      -------------------------------------------
      The adoption and maintenance of this Plan will not be deemed a contract between the Employer and any Employee. Nothing in this Plan will give any Employee or Participant the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee or Participant at any time, nor will it give the Employer the right to require any Employee or Participant to remain in its employ, or to interfere with any Employee's or Participant's right to terminate his employment at any time.

8.02  Alienation
      ----------

      (a)  General
           -------
           No person entitled to any benefit under this Plan will have any right to sell, assign, transfer, hypothecate, encumber, commute, pledge, anticipate or otherwise dispose of his interest in the benefit, and any attempt to do so will be void. No benefit under this Plan will be subject to any legal process, levy, execution, attachment or garnishment for the payment of any claim against such person.

      (b)  Exceptions
           ----------
           Section 8.02(a) will not apply to the extent a Participant or Beneficiary is indebted to the Plan under the provisions of the Plan. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, the portion of the amount distributed which equals the indebtedness will be withheld by the Trustee to apply against or discharge the indebtedness. Before making a payment, however, the Participant or Beneficiary must be given written notice by the Plan Administrator that the indebtedness is to be so paid in whole or part from his Participant's Accrued Benefit. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his Vested Accrued Benefit, he will be entitled to a review of the validity of the claim in accordance with procedures established by the Plan Administrator.

           Section 8.02(a) will not apply to a qualified domestic relations order (QDRO) as defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Plan Administrator under the provisions of the Retirement Equity Act of

                                      8-1

           1984. The Plan Administrator will establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a QDRO, a former spouse of a Participant will be treated as the spouse or Surviving Spouse for all purposes under the Plan. Where, however, because of a QDRO, more than one individual is to be treated as a Surviving Spouse, the total amount to be paid in the form of a Qualified Survivor Annuity or the survivor portion of a Qualified Joint and Survivor Annuity may not exceed the amount that would be paid if there were only one Surviving Spouse. All rights and benefits, including elections, provided to a Participant under this Plan will be subject to the rights afforded to any alternate payee as such term is defined in Code Section 414(p).

8.03  Qualification of Plan
      ---------------------
      The Employer will have the sole responsibility for obtaining and retaining qualification of the Plan under the Code with respect to the Employer's individual circumstances.

8.04  Construction
      ------------
      To the extent not pre-empted by ERISA, this Plan will be construed according to the laws of the state of Louisiana. Words used in the singular will include the plural, the masculine gender will include the feminine, and vice versa, whenever appropriate.

8.05  Named Fiduciaries
      -----------------

      (a)  Allocation of Functions
           -----------------------
           The authority to control and manage the operation and administration of the Plan and Trust created by this instrument will be allocated by the Employer and the Plan Administrator. The Employer is the Named Fiduciary with respect to the Plan and Trust as provided for by
           Section 402(a)(2) of ERISA. The Employer reserves the right to allocate the various responsibilities for the present execution of the functions of the Plan, other than the Trustees' responsibilities. Any person or group of persons may serve in more than one fiduciary capacity with regard to the Plan.

      (b)  Responsibilities of the Employer
           --------------------------------
           The Employer, in its capacity as a Named Fiduciary, will have only the following authority and responsibility:

                                      8-2

           .   To appoint or remove the Plan Administrator and furnish the
               Trustee with certified copies of any   resolutions of the
               Employer with regard thereto;

           .   To appoint and remove the Trustee;

           .   To appoint a successor Trustee or additional Trustees;

           . To communicate information to the Plan Administrator and the Trustee as needed for the proper performance of the duties of each;

           . To appoint an investment manager (or to refrain from such appointment), to monitor the performance of the investment manager so appointed, and to terminate such appointment (more than one investment manager may be appointed and in office at any time); and

           . To establish and communicate to the Trustee a funding policy for the Plan.

      (c)  Limitation on Obligations of Named Fiduciaries
           ----------------------------------------------
           No Named Fiduciary will have authority or responsibility to deal with matters other than as delegated to it under this Plan or by operation of law. A Named Fiduciary will not in any event be liable for breach of fiduciary responsibility or obligation by another fiduciary (including Named Fiduciaries) if the responsibility or authority of the act or omission deemed to be a breach was not within the scope of the Named Fiduciary's authority or delegated responsibility.

      (d)  Standard of Care and Skill
           --------------------------
           The duties of each fiduciary will be performed with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like objectives.

8.06  Status of Insurer
      -----------------
      The term Insurer refers to any legal reserve life insurance company licensed to do business in the state within which the Employer maintains its principal office. The Insurer will file such returns, keep such records, make such reports and supply such information as required by applicable law or regulation. The Insurer will not be required to take any action contrary to the provisions of

                                      8-3
      its policies or contracts, nor will the Insurer be liable or responsible for the legal effects of any provision of the Plan. Payment in accordance with the terms and conditions of its Policies and Contracts will fully discharge the liability of the Insurer thereunder.

8.07  Adoption and Withdrawal by Other Organizations
      ----------------------------------------------

      (a)  Procedure for Adoption
           ----------------------
           Subject to the provisions of this Section 8.07, any organization now in existence or hereafter formed or acquired, which is not already a Participating Employer under this Plan and which is otherwise legally eligible may, in the future, with the consent and approval of the Employer, by formal Written Resolution (referred to in this Section as an Adoption Resolution), adopt the Plan and Trust hereby created for all or any classification of persons in its employment and thereby, from and after the specified effective date, become a Participating Employer under this Plan. Such consent will be effected by and evidenced by a formal designation Written Resolution of the Employer. The Adoption Resolution may contain such specific changes and variations in Plan terms and provisions applicable to the adopting Participating Employer and its Employees as may be acceptable to the Employer and the Trustee. However, the sole, exclusive right of any other amendment of whatever kind or extent to the Plan is reserved to the Employer. The Adoption Resolution will become, as to the adopting organization and its Employees, a part of this Plan as then amended or thereafter amended. It will not be necessary for the adopting organization to sign or execute the original or then amended Plan and Trust Agreement or any future amendment to the Plan and Trust Agreement. The effective date of the Plan for the adopting organization will be that stated in the Adoption Resolution and from and after such effective date the adopting organization will assume all the rights, obligations and liabilities as a Participating Employer under this Plan. The administrative powers of and control by the Employer as provided in the Plan, including the sole right of amendment and of appointment and removal of the Plan Administrator and the Trustee, will not be diminished by reason of the participation of the adopting organization in the Plan.

      (b)  Withdrawal
           ----------
           Any Participating Employer may withdraw from the Plan at any time, without affecting the Employer or other Participating Employers not withdrawing, by complying

                                      8-4
           with the provisions of the Plan. A withdrawing Participating Employer may arrange for the continuation by itself or its successor of this Plan in separate forms for its own employees, with such amendments, if any, as it may deem proper, and may arrange for continuation of the Plan by merger with an existing plan and transfer of plan assets. The Employer may, it its absolute discretion, terminate a Participating Employer's participation at any time when in its judgment the Participating Employer fails or refuses to discharge its obligations under the Plan.

      (c)  Adoption Contingent Upon Initial and Continued Qualifications
           --------------------------------------------------------------
           The adoption of this Plan by an organization as provided is hereby made contingent and subject to the condition precedent that said adopting organization meets all the statutory requirements for qualified plans, including, but not limited to, Sections 401(a) and 501(a) of the Internal Revenue Code for its Employees. If the Plan or the Trust, in its operation, becomes disqualified, for any reason, as to the adopting organization and its Employees, the portion of the Plan assets allocable to them will be segregated as soon as is administratively feasible, pending either the prompt (1) requalification of the Plan as to the organization and its employees to the satisfaction of the Internal Revenue Service so as not to affect the continued qualified status thereof as to other Employers,
           (2) withdrawal of the organization from this Plan and a continuation by itself or its successor of its plan separately from this Plan, or by merger with another existing plan, with a transfer of its said segregated portion of Plan assets, or (3) termination of the Plan as to itself and its Employees.

8.08  Employee Contributions
      ----------------------
      Employer contributions made to the Plan and Trust are made and will be held for the sole purpose of providing benefits to Participants and their Beneficiaries.

      In no event will any contribution made by the Employer to the Plan and Trust or income therefrom revert to the Employer except as provided in
      Section 7.01(e) or as provided below.

      (a) Any contribution made to the Plan and Trust by the Employer because of a mistake of fact may be returned to the Employer within one year of such contribution.

                                      8-5

      (b) Notwithstanding any other provision of the Plan and Trust, if the Internal Revenue Service determines initially that the Plan, as adopted by the Employer, does not qualify under applicable sections of the Code and applicable Treasury Department Regulations, and the Employer does not wish to amend this Plan and Trust so that it does qualify, the value of all assets will be distributed by the Trustee to the Employer within one year after the date such initial qualification is denied. Thereafter, the Employer's participation in this Plan and Trust will be considered rescinded and of no force or effect.

      (c) Any contribution made by the Employer will be conditioned on the deductibility of such contribution and may be refunded to the Employer, to the extent the contribution is determined not to be deductible, within one year after such determination is made.

                                      8-6

                                   ARTICLE 9

                                 ADMINISTRATION

9.01  Plan Administrator
      ------------------
      The Plan Administrator will have the responsibility for the general supervision and administration of the Plan and will be a fiduciary of the Plan. The Employer may, by Written Resolution, appoint one or more individuals to serve as Plan Administrator. If the Employer does not appoint an individual or individuals as Plan Administrator, the Employer will function as Plan Administrator. The Employer may at any time, with or without cause, remove an individual as Plan Administrator or substitute another individual therefor.

9.02  Powers and Duties of the Plan Administrator
      -------------------------------------------
      The Plan Administrator will be charged with and will have delegated to it the power, duty, authority and discretion to interpret and construe the provisions of this Plan, to determine its meaning and intent and to make application thereof to the facts of any individual case; to determine in its discretion the rights and benefits of Participants or the eligibility of Employees; to give necessary instructions and directions to the Trustee and the Insurer as herein provided or as may be requested by the Trustee and the Insurer from time to time; and to generally direct the administration of the Plan according to its terms. All decisions of the Plan Administrator in matters properly coming before it according to the terms of this Plan, and all actions taken by the Plan Administrator in the proper exercise of its administrative powers, duties and responsibilities, will be final and binding upon all Employees, Participants and Beneficiaries and upon any person having or claiming any rights or interest in this Plan. The Employer and the Plan Administrator will make and receive any reports and information, and retain any records necessary or appropriate to the administration of this Plan or to the performance of duties hereunder or to satisfy any requirements imposed by law. In the performance of its duties, the Plan Administrator will be entitled to rely on information duly furnished by any Employee, Participant or Beneficiary or by the Employer or Trustee.

9.03  Actions of the Plan Administrator
      ---------------------------------
      The Plan Administrator may adopt such rules as it deems necessary, desirable or appropriate with respect to the conduct of its affairs and the administration of the Plan. Whenever any action to be taken in accordance with the terms of the Plan requires the consent or approval of the Plan Administrator, or whenever an interpretation is to be

                                      9-1
      made of the terms of the Plan, the Plan Administrator will act in a uniform and non-discriminatory manner, treating all Employees and Participants in similar circumstances in a like manner. If the Plan Administrator is a group of individuals, all of its decisions will be made by a majority vote. The Plan Administrator will have the authority to employ one or more persons to render advice or services with regard to the responsibilities of the Plan Administrator, including but not limited to attorneys, actuaries, and accountants. Any persons employed to render advice or services will have no fiduciary responsibility for any ministerial functions performed with respect to this Plan.

9.04  Reliance on Plan Administrator and Employer
      -------------------------------------------
      Until the Employer gives notice to the contrary, the Trustee and any persons employed to render advice or services will be entitled to rely on the designation of Plan Administrator that has been furnished to them. In addition, the Trustee and any persons employed to render advice or services will be fully protected in acting upon the written directions and instructions of the Plan Administrator made in accordance with the terms of this Plan. If the Plan Administrator is a group of individuals, unless otherwise specified, any one of such individuals will be authorized to sign documents on behalf of the Plan Administrator and such authorized signatures will be recognized by all persons dealing with the Plan Administrator. The Trustee and any persons employed to render advice or services may take cognizance of any rules established by the Plan Administrator and rely upon them until notified to the contrary. The Trustee and any persons employed to render advice or services will be fully protected in taking any action upon any paper or document believed to be genuine and to have been properly signed and presented by the Plan Administrator, Employer or any agent of the Plan Administrator acting on behalf of the Plan Administrator.

9.05  Reports to Participants
      -----------------------
      The Plan Administrator will report in writing to a Participant his Accrued Benefit under the Plan and the Vested Percentage of such benefit when the Participant terminates his employment or requests such a report in writing from the Plan Administrator. To the extent required by law or regulation, the Plan Administrator will annually furnish to each Participant, and to each Beneficiary receiving benefits, a report which fairly summarizes the Plan's most recent report.

                                      9-2

9.06  Bond
      ----
      The Plan Administrator and other fiduciaries of the Plan will be bonded to the extent required by ERISA or other applicable law. No additional bond or other security for the faithful performance of any duties under this Plan will be required.

9.07  Compensation of Plan Administrator
      ----------------------------------
      The Compensation of the Plan Administrator will be left to the discretion of the Employer; no person who is receiving full pay from the Employer will receive compensation for services as Plan Administrator. All reasonable and necessary expenses incurred by the Plan Administrator in supervising and administering the Plan will be paid from the Plan assets by the Trustee at the direction of the Plan Administrator to the extent not paid by the Employer.

9.08  Claims Procedure
      ----------------
      The Plan Administrator will make all determinations as to the rights of any Employee, Participant, Beneficiary or other person under the terms of this Plan. Any Employee, Participant or Beneficiary, or person claiming under them, may make claim for benefit under this Plan by filing written notice with the Plan Administrator setting forth the substance of the claim. If a claim is wholly or partially denied, the claimant will have the opportunity to appeal the denial upon filing with the Plan Administrator a written request for review within 60 days after receipt of notice of denial. In making an appeal the claimant may examine pertinent Plan documents and may submit issues and comments in writing. Denial of a claim or a decision on review will be made in writing by the Plan Administrator delivered to the claimant within 60 days after receipt of the claim or request for review, unless special circumstances require an extension of time for processing the claim or review, in which event the Plan Administrator's decision must be made as soon as possible thereafter but not beyond an additional 60 days. If no action on an initial claim is taken within 120 days, the claims will be deemed denied for purposes of permitting the claimant to proceed to the review stage. The denial of a claim or the decision on review will specify the reasons for the denial or decision and will make reference to the pertinent Plan provisions upon which the denial or decision is based. The denial of a claim will also include a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the claim review procedure herein described. The Plan Administrator will serve as an agent for service of legal process with respect to the Plan unless the Employer, through written resolution, appoints another agent.

                                      9-3

      If a Participant or Beneficiary is entitled to a distribution from the Plan, the Participant or Beneficiary will be responsible for providing the Plan Administrator with his current address. If the Plan Administrator notifies the Participant or Beneficiary by registered mail (return receipt requested) at his last known address that he is entitled to a distribution and also notifies him of the provisions of this paragraph, and the Participant or Beneficiary fails to claim his benefits under the Plan or provide his current address to the Plan Administrator within one year after such notification, the distributable amount will be forfeited and used to reduce the cost of the Plan. If the Participant or Beneficiary is subsequently located, such benefit will be restored.

9.09  Liability of Fiduciaries
      ------------------------
      The Plan Administrator or the Employer may purchase insurance to provide indemnification for the Plan Administrator, the Employer and any Employees against liability or losses occurring by reason of act or omission in their capacity as fiduciaries or agents for the Plan. Except for a breach of fiduciary responsibility due to gross negligence or willful misconduct, the Plan Administrator will not incur any individual liability for any decision, act, or failure to act hereunder. The Plan Administrator may engage agents to assist it and may engage legal counsel who may be counsel for the Employer. The Plan Administrator will not be responsible for any action taken or omitted to be taken on the advice of counsel.

      If there is more than one person serving as a fiduciary in any capacity (for example, Co-Trustees), each will use reasonable care to prevent the other or others from committing a breach of this Plan. Nothing contained in this Section will preclude any agreement allocating specific responsibilities or obligations among the co-fiduciaries provided that the agreement does not violate any of the terms and provisions of this Plan. In those instances where any duties have been allocated between co-fiduciaries, a fiduciary will not be liable for any loss resulting to the Plan arising from any act or omission on the part of another co-fiduciary to whom responsibilities or obligations have been allocated except under the following circumstances:

      . If he participates knowingly in, or knowingly undertakes to conceal, an act or omission of a co-fiduciary knowing the act or omission is a breach; or

                                      9-4

      . If by his failure to comply with his specific responsibilities which give rise to his status as a fiduciary, he has enabled the other fiduciary to commit a breach; or

      . If he has a knowledge of a breach by a co-fiduciary, unless he makes reasonable efforts under the circumstances to remedy the breach.

9.10  Expenses of Administration
      --------------------------
      The Employer does not and will not guarantee the Plan assets against loss. The Employer may in its sole discretion, but will not be obligated to, pay the ordinary expenses of establishing the Plan, including the fees of consultants, accountants and attorneys in connection therewith. The Employer may, in its sole discretion (but will not be obligated to), pay other costs and expenses of administering the Plan, the taxes imposed upon the Plan, if any, and the fees, charges or commissions with respect to the purchase and sale of Plan assets. Unless paid by the Employer, such costs and expenses, taxes (if any), and fees, charges and commissions will be a charge upon Plan assets and deducted by the Trustee.

9.11  Distribution Authority
      ----------------------
      If any person entitled to receive payment under this Plan is a minor, declared incompetent or is under other legal disability, the Plan Administrator may, in its sole discretion, direct the Trustee to:

      .    Distribute directly to the person entitled to the payment;

      . Distribute to the legal guardian or, if none, to a parent of the person entitled to payment or to a responsible adult with whom the person entitled to payment maintains his residence;

      . Distribute to a custodian for the person entitled to payment under the Uniform Gifts to Minors Act if permitted by the laws of the state in which the person entitled to payment resides; or

      . Withhold distribution of the amount payable until a court of competent jurisdiction determines the rights of the parties thereto or appoints a guardian of the estate of the person entitled to payment.

      If there is any dispute, controversy or disagreement between any Beneficiary or person and any other person as to who is entitled to receive the benefits payable under this Plan, or if the Plan Administrator is uncertain as to

                                      9-5
      who is entitled to receive benefits, or if the Plan Administrator is unable to locate the person who is entitled to benefits, the Plan Administrator may with acquittance interplead the funds into a court of competent jurisdiction in the judicial district in which the Employer maintains its principal place of business and, upon depositing the funds with the clerk of the court, be released from any further responsibility for the payment of the benefits. If it is necessary for the Plan Administrator to retain legal counsel or incur any expense in determining who is entitled to receive the benefits, whether or not it is necessary to institute court action, the Plan Administrator will be entitled to reimbursement from the benefits for the amount of its reasonable costs, expenses and attorneys' fees incurred.

                                      9-6

                                   ARTICLE 10

                        AMENDMENT OR TERMINATION OF PLAN

10.01  Right of Employer to Amend or Terminate
       ---------------------------------------
       The Employer reserves the right to alter, amend, revoke or terminate this Plan. No amendment will deprive any Participant or Beneficiary of any vested right nor will it reduce the present value (determined upon an actuarial equivalent basis) of any Accrued Benefit to which he is then entitled with respect to Employer contributions previously made, except as may be required to maintain the Plan as a qualified plan under the Code. No amendment will change the duties or responsibilities of the Trustee without its express written consent thereto.

       A plan amendment which has the effect of (a) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (b) eliminating an option benefit form, will, with respect to benefits attributable to service before the amendment be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence will apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement but does not include a disability retirement benefit, a medical benefit, a social security supplement, a pre-retirement death benefit, or a plan shutdown benefit (that does not continue after retirement).

       A minimum Accrued Benefit value will apply if this Plan is or becomes a successor to a profit sharing plan, a defined contribution pension plan, a target benefit plan, or a defined benefit pension plan which was fully insured, or any plan under which the accrued benefit of a Participant was determined as a lump sum or account balance. The actuarial equivalent value of a Participant's Accrued Benefit will not be less than the actuarial equivalent value of his Accrued Benefit on the Effective Date of the Plan.

10.02  Allocation of Assets Upon Termination of Plan
       ---------------------------------------------
       If this Plan is revoked or terminated (in whole or in part) or if contributions are completely discontinued the Accounts of all affected Participants will become non-forfeitable. The Employer will then arrange for allocation of all assets among Participants so affected by the total or partial termination in accordance with the requirements of all applicable law and the regulations and requirements of the Internal Revenue Service. All

                                      10-1
       allocated amounts will be retained in the Plan to the credit of the individual Participants until distribution as directed by the Employer. Distribution to Participants may be in the form of cash or other Plan assets or partly in each.

10.03  Exclusive Benefit
       -----------------
       At no time will any part of the principal or income of the Plan assets be used or diverted for purposes other than the exclusive benefit of Participants in the Plan and their Beneficiaries, nor may any portion of the Plan assets revert to the Employer except as provided in Sections 7.01(e) and 8.08.

10.04  Failure to Qualify
       ------------------
       Notwithstanding any of the foregoing provisions, if this Plan, upon adoption by the Employer, is submitted to the Internal Revenue Service which then determines that the Plan as initially adopted by the Employer is not a qualified plan under the Code, the Employer may elect to terminate this Plan by giving written notice thereof. Such termination will have the same effect as if the Plan were never adopted, all policies and contracts will be cancelled, and all contributions, to the extent recoverable from the Trustee, will be returned to their source. If any amendment to this Plan is submitted to the Internal Revenue Service within the period allowed under Code Section 401(b) which then determines that the Plan as amended is not a qualified plan under the Code, the Employer may cancel or modify any or all provisions of the amendment retroactive to the effective date of the amendment in order to maintain the qualified status of the Plan, whereupon written notice thereof will be furnished to all affected Employees, Participants and Beneficiaries.

10.05  Mergers, Consolidations or Transfers of Plan Assets
       ---------------------------------------------------
       In the event this Plan is merged or consolidated with another plan which is qualified under Code Sections 401(a) (and 501(a) if applicable), or in the event of a transfer of the assets or liabilities of this Plan to another plan which is qualified under Code Sections 401(a) (and 501(a) if applicable), the benefit which each Participant would be entitled to receive under the successor plan or other plan if it were terminated immediately after the merger, consolidation or transfer will be equal to or greater than the benefit which the Participant would have received immediately before the merger, consolidation or transfer if this Plan had then terminated.

       Any transfer of assets and/or liabilities to (or from) this Plan from (or to) another plan qualified under Code Sections 401(a) (and 501(a) if applicable) will be

                                      10-2
       evidenced by a Written Resolution by the Plan Sponsor of each affected plan which specifically authorizes such transfer of assets and/or liabilities.

       Any transfer of assets to this Plan will be allowed under the provisions of this Section if such transferred assets are not required to be paid in the form of a qualified joint & survivor annuity or a qualified survivor annuity in accordance with Code Section 401(a)(11).

10.06  Effect of Plan Amendment on Vesting Schedule
       --------------------------------------------
       No amendment to the Vesting Schedule will deprive a Participant of his nonforfeitable right to his Vested Accrued Benefit as of the date of the amendment. Further, if the Vesting Schedule of the Plan is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of a Participant's non-forfeitable percentage, each Participant with at least 3 Years of Service as of the last day of the election period described below may elect, within a reasonable period after the adoption of the amendment, to have his Vested Percentage computed under the Plan without regard to such amendment. The period during which such election may be made will commence with the date the amendment is adopted and will end 60 days after the latest of:

       (a)  the date the amendment is adopted;

       (b)  the date the amendment becomes effective; or

       (c) the date the Participant is issued written notice of the amendment by the Employer.

                                      10-3

                                   ARTICLE 11

                             TRUSTEE AND TRUST FUND

11.01  Acceptance of Trust
       -------------------
       The Trustee, by signing this Agreement, accepts this Trust and agrees to perform the duties of the Trustee in accordance with the terms and conditions set forth herein.

11.02  Trust Fund
       ----------

       (a)  Purpose and Nature
            ------------------
            This Plan is specifically designed to invest the Employer Matching Contribution in employer securities. The Employer and the Trustee will establish and maintain a Trust Fund for purposes of providing a means of accumulating the assets necessary to provide the benefits which become payable under the Plan. The Trustee will receive, hold and invest all contributions made by the Employer and the Participants, including the investment earnings thereon. The Trust Fund arising from such contributions and earnings will consist of all assets held by the Trustee under the Plan and Trust. All benefits payable under the Plan will be paid by the Trustee from the Trust Fund.

            Any person having any claim under the Plan will look solely to the assets of the Trust Fund for satisfaction. In no event will the Plan Administrator, the Employer, any Employees, any director or officer of the Employer or any agents of the Employer or the Plan Administrator be liable in their individual capacities to any person whomsoever, under the provisions of this Plan and Trust, except as provided by law.

            The Trust Fund will be used and applied only in accordance with the provisions of the Plan and Trust, to provide the benefits thereof, and no part of the corpus or income of the Trust Fund will be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries entitled to benefits under the Plan, except to the extent specifically provided elsewhere herein.

       (b)  Investments
            -----------
            The Trustee will invest the Trust Fund in accordance with the investment policy for the Trust Fund considering the fiduciary requirements of law, the objectives of the Plan, and the liquidity needs of the Plan. Any other provisions of the Plan which may

                                      11-1
            conflict with the requirement to invest Employer Matching Contributions in employer securities will be governed by the requirement to invest Employer Matching Contributions in employer securities.

       (c)  Investment Policy
            -----------------
            The Employer (or the Plan Administrator) will have the right to periodically provide the Trustee with a written investment policy which, in consideration of the needs of the Plan, sets forth the investment objectives, policies, and guidelines which the Employer judges to be appropriate and prudent.

            If a written investment policy is not so provided, then the Trustee will set forth the investment policy for the Plan. In doing so, the Trustee may consult with the Employer (or the Plan Administrator) to secure information with regard to Employer investment objectives and general investment policy.

       (d)  Operation of Trust Fund
            -----------------------
            The Trust Fund will be maintained in accordance with the accounting requirements of the Plan. No Participant will have any right to any specific asset or any specific portion of the Trust Fund prior to distribution of benefits. Withdrawals from the Trust Fund will be made to provide benefits to Participants and Beneficiaries in the amounts specified by the Plan, and to pay expenses authorized by the Plan Administrator.

       (e)  Employer Direction of Investment
            --------------------------------
            The Employer will have the right to direct the Trustee with respect to the investment and reinvestment of assets comprising the Trust Fund. The Trustee and the Employer (or the Plan Administrator) will execute a letter of agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Employer direction with respect to the investment or reinvestment of any part of the Trust Fund.

11.03  Receipt of Contributions
       ------------------------
       The Trustee will be accountable to the Employer for the funds contributed to it, but will have no duty to see that the contributions received comply with the provisions of the Plan. The Trustee will not be obligated to collect any contributions from the Employer or the Participants.

                                      11-2

11.04  Powers of the Trustee
       ---------------------
       Subject to the provisions and limitations contained elsewhere in this Plan, the Trustee will have full discretion and authority with regard to the investment of the Trust Fund; however, the Trustee will, to the extent practical, invest 100% of the amounts represented by Company Matching Accounts in Employer Stock.

       The Trustee will coordinate its investment policy with Plan financial needs as communicated to it by the Plan Administrator. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

       (a) To invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, book entry deposits with the United States Federal Reserve Bank or System, Master Notes or similar arrangements sponsored by the Trustee or any other financial institution as permitted by law, improved or unimproved real estate situated in the United States, mortgages, notes or other property of any kind, real or personal, as a prudent man would so invest under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith will be proper but must be of a kind constituting a diversification considered by law suitable for trust investments;

       (b) To maintain any part of the assets of the Trust Fund in cash, or in demand or short-term time deposits bearing a reasonable rate of interest (including demand or short-term time deposits of or with the Trustee), or in a short-term investment fund or in other cash equivalents having ready marketability, including, but not limited to, U.S. Treasury Bills, commercial paper, certificates of deposit (including such certificates of deposit of or with the Trustee), and similar types of short-term securities, as may be deemed necessary by the Trustee in its sole discretion;

       (c) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve. repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such

                                      11-3
            considerations and on such terms and conditions as the Trustee will decide;

       (d) To credit and distribute the Trust as directed by the Plan Administrator or any agent of the Plan Administrator. The Trustee will not be obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee will be accountable only to the Plan Administrator for any payment or distribution made by it in good faith on the order or direction of the Plan Administrator or any agent of the Plan Administrator;

       (e) To borrow money, assume indebtedness, extend mortgages and encumber by mortgage or pledge;

       (f) To compromise, contest, arbitrate, or abandon claims and demands, in its discretion;

       (g) To have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights;

       (h) To hold any securities or other property in the name of the Trustee or its nominee, or in another form as it may deem best, with or without disclosing the trust relationship;

       (i) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust;

       (j) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction;

       (k)  To file all tax forms or returns required of the Trustee;

       (l) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee will not be obligated to or

                                      11-4
            required to do so unless indemnified to its satisfaction; and

       (m) To keep any or all of the Trust property at any place or places within the United States or abroad, or with a depository or custodian at such place or places; provided, however, that the Trustee may not maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the District Courts of the United States, except as may be expressly authorized in U.S. Treasury or U.S. Department of Labor regulations.

11.05  Investment in Common or Collective Trust Funds
       ----------------------------------------------
       Notwithstanding the provisions of Section 11.04, the Employer specifically authorizes the Trustee to invest all or any portion of the assets comprising the Trust Fund in any common or collective trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code Section 401(a). The authorization applies only if such common or collective trust fund: (a) is exempt from taxation under Code Section 584 or 501(a); (b) if exempt under Code
       Section 501(a), expressly limits participation to pension and profit sharing trusts which are exempt under Code Section 501(a) by reason of qualifying under Code Section 401(a); (c) prohibits that part of its corpus or income which equitably belongs to any participating trust from being used for or diverted to any purposes other than for the exclusive benefit of the Employees or their Beneficiaries who are entitled to benefits under such participating trust; (d) prohibits assignment by participating trust of any part of its equity or interest in the group trust; and (e) the sponsor of the group trust created or organized the group trust in the United States and maintains the group trust at all times as a domestic trust in the United States. The provisions of the common or collective trust fund agreement, as amended by the Trustee from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the common or collective trust fund will govern any investment of Plan assets in that fund. This provision constitutes the express permission required by Section 408(b)(8) of ERISA.

11.06  Investment in Insurance Company Contracts
       -----------------------------------------
       The Trustee may invest any portion of the Trust Fund in a deposit administration, guaranteed investment or similar type of investment contract (hereinafter referred to as Contract); provided, however, that no such Contract may provide for an optional form of benefit which would not be provided for under the provisions hereof. The Trustee

                                      11-5
       will be the complete and absolute owner of Contracts held in the Trust Fund.

       The Trustee may convert from one form to another any Contract held in the Trust Fund; designate any mode of settlement; sell or assign any Contract held in the Trust Fund; surrender for cash any Contract held in the Trust Fund; agree with the insurance company issuing any Contract to any release, reduction, modification or amendment thereof; and, without limitation of any of the foregoing, exercise any and all of the rights, options and privileges that belong to the absolute owner of any Contract held in the Trust Fund that are granted by the terms of any such Contract or by the terms of this Agreement.

       The Trustee will hold in the Trust Fund the proceeds of any sale, assignment or surrender of any Contract held in the Trust Fund and any and all dividends and other payments of any kind received in respect to any Contract held in the Trust Fund.

       No insurance company which may issue any Contract based upon the application of the Trustee will be responsible for the validity of this Plan, be required to look into the terms of this Plan, be required to question any act of the Plan Administrator or the Trustee hereunder or be required to verify that any action of the Trustee is authorized by this Plan. If a conflict should arise between the terms of the Plan and any such Contract, the terms of the Plan will govern.

11.07  Fees and Expenses from Fund
       ---------------------------
       The Trustee will be entitled to receive reasonable annual compensation as may be mutually agreed upon from time to time between the Employer and the Trustee. The Trustee will pay all expenses reasonably incurred by it in its administration and investment of the Trust Fund from the Trust Fund unless the Employer pays the expenses. No person who is receiving full pay from the Employer will receive compensation for services as Trustee.

11.08  Records and Accounting
       ----------------------
       The Trustee will keep full and complete records of the administration of the Trust Fund which the Employer and the Plan Administrator may examine at any reasonable time. As soon as practical after the end of each Plan Year and at such other reasonable times as the Employer may direct, the Trustee will prepare and deliver to the Employer and the Plan Administrator an accounting of the administration of the Trust, including a report on the valuation of all

                                      11-6
       assets of the Trust Fund, such valuation to be based upon the fair market value on the valuation date.

11.09  Distribution Directions
       -----------------------
       If no one claims a payment or distribution made from the Trust, the Trustee will notify the Plan Administrator and will dispose of the payment in accordance with the subsequent direction of the Plan Administrator.

11.10  Third Party
       -----------
       No person dealing with the Trustee will be obliged to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and will not be liable to any person whomsoever in so doing. The certification of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certification.

11.11  Professional Agents
       -------------------
       The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan; the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

11.12  Valuation of Trust
       ------------------
       The Trustee will value the Trust Fund as of the last day of each Plan Year to determine the fair market value of the Trust, and the Trustee will value the Trust Fund on such other date(s) as may be necessary to carry out the provisions of the Plan.

11.13  Liability of Trustee
       --------------------
       The Trustee will be liable only for the safeguarding and administration of the assets of this Trust Fund in accordance with the provisions hereof and any amendments hereto and no other duties or responsibilities will be implied. The Trustee will not be required to pay any interest on funds paid to or deposited with it or to its credit under the provisions of this Trust, unless pursuant to a written agreement between the Employer and the Trustee. The Trustee will not be responsible for the adequacy of the Trust Fund to meet and discharge any liabilities under the Plan and will not be required to

                                      11-7
       make any payment of any nature except from funds actually received as Trustee. The Trustee may consult with legal counsel (who may be legal counsel for the Employer) selected by the Trustee and will be fully protected for any action taken, suffered or omitted in good faith in accordance with the opinion of said legal counsel. It will not be the duty of the Trustee to determine the identity or mailing address of any Participant or any other person entitled to benefits hereunder, such identity and mailing addresses to be furnished by the Employer, the Plan Administrator or an agent of the Plan Administrator. The Trustee will be under no liability in making payments in accordance with the terms of this Plan and the certification of the Plan Administrator or an agent of the Plan Administrator who has been granted such powers by the Plan Administrator.

       Except to the extent required by any applicable law, no bond or other security for the faithful performance of duty hereunder will be required of the Trustee.

11.14  Removal or Resignation and Successor Trustee
       --------------------------------------------
       A Trustee may resign at any time upon giving 30 days' prior written notice to the Employer or, with the consent of the Employer, a Trustee may resign with less than 30 days' prior written notice.

       The Employer may remove a Trustee by giving at least 30 days' prior written notice to the Trustee.

       Upon the removal or resignation of a Trustee, the Employer will appoint and designate a successor Trustee which will be one or more individual successor Trustees or a corporate Trustee organized under the laws of the United States or of any state thereof with authority to accept and execute trusts. Any successor Trustee must accept and acknowledge in writing its appointment as a successor Trustee before it can act in such capacity.

       Title to all property and records or true copies of such records necessary to the current operation of the Trust Fund held by the Trustee hereunder will vest in any successor Trustee acting pursuant to the provisions hereof, without the execution or filing of any further instrument. Any resigning or removed Trustee will execute all instruments and do all acts necessary to vest such title in any successor Trustee of record. Each successor Trustee will have, exercise and enjoy all the powers, both discretionary and ministerial, herein conferred upon his predecessor. No successor Trustee will be obligated to examine the accounts, records and acts of any previous Trustee or Trustees, and each successor Trustee in no way

                                      11-8
       or manner will be responsible for any action or omission to act on the part of any previous Trustee.

       Any corporation which results from any merger, consolidation or purchase to which the Trustee may be a party, or which succeeds to the trust business of the Trustee, or to which substantially all the trust assets of the Trustee may be transferred, will be the successor to the Trustee hereunder without any further act or formality with like effect as if the successor Trustee had originally been named Trustee herein; and in any such event it will not be necessary for the Trustee or any successor Trustee to give notice thereof to any person, and any requirement, statutory or otherwise, that notice will be given is hereby waived.

11.15  Appointment of Investment Manager
       ---------------------------------
       One or more Investment Managers may be appointed by the Employer (or the Plan Administrator) to exercise full investment management authority with respect to all or a portion of the Trust assets. Authorized payment of the fees and expenses of the Investment Manager(s) may be made from the Trust assets. For purposes of this agreement, any Investment Manager so appointed will, during the period of his appointment, possess fully and absolutely those powers, rights and duties of the Trustee (to the extent delegated by the Employer or the Plan Administrator) with respect to the investment or reinvestment of that portion of the Trust assets over which the Investment Manager has investment management authority. The Investment Manager must be one of the following:

       (a) Registered as an investment advisor under the Investment Advisors Act of 1940;

       (b)  A bank, as defined in the Investment Advisors Act of 1940; or

       (c) An insurance company qualified to manage, acquire or dispose of such Plan assets under the laws of more than one state.

       Any Investment Manager will acknowledge in writing to the Employer or the Plan Administrator and to the Trustee that he or it is a fiduciary with respect to the Plan. During any period of time when the Investment Manager is so appointed and serving, and with respect to those assets in the Plan over which the Investment Manager exercises investment management authority, the Trustee's responsibility will be limited to holding such assets as a custodian, providing accounting services, disbursing

                                      11-9
       benefits as authorized, and executing such investment instructions only as directed by the Investment Manager. The Trustee will not be responsible for any acts or omissions of the Investment Manager. Any certificates or other instruments duly signed by the Investment Manager (or the authorized representative of the Investment Manager), purporting to evidence any instruction, direction or order of the Investment Manager with respect to the investment of those assets of the Plan over which the Investment Manager has investment management authority, will be accepted by the Trustee as conclusive proof thereof. The Trustee will also be fully protected in acting in good faith upon any notice, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be genuine and from the Investment Manager (or the authorized representative of the Investment Manager).
       The Trustee will not be liable for any action taken or omitted by the Investment Manager or for any mistakes of judgment or other action made, taken or omitted by the Trustee in good faith upon direction of the Investment Manager.

11.16  Loans to Participants
       ---------------------
       The Plan Administrator may authorize the Trustee to lend on a nondiscriminatory basis to a Participant an amount from the Plan as specified herein; provided, a reasonable rate of interest will be charged on the loan, the loan will be secured by the Participant's Vested Accrued Benefit in the Plan, and provision for repayment will be made. All loans will be subject to the approval of the Plan Administrator which will investigate each application for a loan. The Plan Administrator will prescribe such rules as may be necessary to provide guidelines as to under which circumstances and for what purpose loans will be permitted.

       In addition to any additional rules and regulations as the Plan Administrator may adopt all loans will comply with the following terms and conditions:

       (a) Only Active and Inactive Participants will be eligible to apply for a loan. Each application for a loan will be made in writing to the Plan Administrator, whose action thereon will be final.

       (b) Each loan will be made against collateral being the assignment of the borrower's entire right, title and interest in and to the Trust Fund, supported by the borrower's promissory note for the amount of the loan, including interest payable to the order to the Trustee, and any additional security deemed necessary to adequately secure the Loan. If a person fails to

                                     11-10
            make a required payment within 90 days of the due date set forth in the loan agreement, the loan will be in default. There will be no foreclosure against a Participant's Accrued Benefit prior to his becoming entitled to a distribution of benefits in accordance with the terms of this Plan. All loans will become due and payable in full upon the termination of a Participant's employment. If a Participant with an outstanding loan terminates employment and becomes entitled to a distribution of benefits from the Plan, then the outstanding balance of the unpaid loan plus any accrued interest thereon will be deducted from the amount of otherwise distributable benefits and the Participant's promissory note will be distributed to the Participant.

       (c) The principal repayment will be amortized over the fixed life of a loan with installments of principal and interest to be paid not less often than quarterly. The period of repayment for each loan will be arrived at by mutual agreement between the Plan Administrator and the borrower, but in no event will such period exceed a reasonable period of time. The period of repayment will in no event exceed 5 years unless the loan is to be used to acquire, construct, reconstruct or substantially rehabilitate any dwelling unit which, within a reasonable period of time, is to be used as a principal residence of the Participant or a member of the family (spouse, brother, sister, ancestor, or lineal descendants) of the Participant.

       (d)  The minimum amount of any loan is equal to $1,000.

       (e) The maximum amount of any loan is such that when the amount of the loan is added to the outstanding balance of all other loans made to the Participant from the Plan (and any other plans maintained by the Employer or any Related Employer) the total does not exceed the lesser of:

            (1)  50% of the participant's Vested Accrued Benefit; or

            (2) $50,000, reduced by the amount, if any, of the highest balance of all outstanding loans to the Participant during the one-year period ending on the day prior to the day on which the loan in question is made.

       (f) Each loan will bear interest at a rate equal to the prime rate which is published in the Wall Street

                                     11-11

            Journal as being representative of the base rate on corporate loans at large U.S. money center commercial banks on the date on which the loan is made, plus 2 percentage points.

       (g) A Participant may apply for a loan no more frequently than once per year.

       (h) Each loan will require the Participant (and, if the Participant is married, the Participant's spouse) to consent to the loan and the possible reduction in the Participant's Accrued Benefit. Such consent must be made in writing within the 90-day period before the making of the loan.

       (i) No loan will be permitted to a Participant in a year in which he is either an Owner-Employee or Shareholder-Employee as defined in Code
            Section 4975(d).

                                     11-12

                                   ARTICLE 12

                     PROVISIONS RELATING TO EMPLOYER STOCK

12.01  Investment in Employer Stock
       ----------------------------

       (a)  Type of Employer Stock
            ----------------------
            The Trustee will, to the extent practical, invest 100% of that portion of the Trust Fund represented by Employer Matching Accounts in Bayou Steel Corporation Class A Common Stock (Employer Stock) which includes treasury stock which has been purchased by the Employer.

       (b)  Purchase Price
            --------------
            The Trustee will purchase the Employer Stock at the public trading price determined at the time of the purchase regardless of whether such stock is purchased from the Employer or on the open market.

12.02  Voting Rights
       -------------

       (a)  In General
            ----------
            Voting of the Employer Stock held in the Trust Fund will be carried out by the Trustee. Each Participant will be entitled to direct the Trustee as to the manner in which the Participant's shares of Employer Stock held in the Trust Fund and allocated to such Participant's Accounts are voted with respect to all matters requiring shareholder approval. Any shares of stock in the Trust Fund which are allocated to Participants who fail to give instructions to the Trustee will be voted by the Trustee in its sole and absolute discretion. The Plan Administrator may establish such rules and guidelines as it deems appropriate to properly effect the provisions of this Section.

       (b)  Tender Offers
            -------------
            Notwithstanding any other provision in this Plan and Trust to the contrary, the Trustee may, with respect to all Employer Stock held in the Trust, accept or reject, in its sole and absolute discretion, the terms of any tender offer and, accordingly, tender Employer Stock held by the Trustee under the Trust in accordance with the terms and provisions of any tender offer, or not tender said Employer stock, as determined in the Trustee's sole and absolute discretion. In the event of such tendering of Employer Stock, all cash received from the tendering and all future Employer Matching Contributions will be invested by the Trustee (in other than Employer

                                      12-1

            Stock) in accordance with the provisions of Article 11 and the Plan Administrator will promptly provide the Trustee with a written investment policy with respect to such investments.

12.03  Partial Diversification of Investments
       --------------------------------------
       A Qualified Participant may elect within the Diversification Election Interval to direct the Trustee on the investment of: (a) not more than 25% of his Company Matching Stock Account balance at the end of the Plan Year (reduced by amounts previously diversified) during the first 5 years of his Qualified Election Period; and (b) not more than 50% of his Company Matching Stock Account balance at the end of the Plan Year (reduced by amounts previously diversified) during the 6th year of his Qualified Election Period.

       The Trustee will complete the diversification of a Qualified Participant's investment in accordance with a Qualified Participant's Election no later than 90 days after the close of the Diversification Election Interval. The Trustee will satisfy this requirement: (a) by distributing to the Participant an amount equal to the amount for which the Participant elected diversification; or (b) by substituting for the amount of the Employer Stock for which the Participant elected diversification an equivalent amount of other assets, according to the Participant's investment direction based on at least three investment options consistent with applicable Treasury regulations.

       For purposes of this Section, the following definitions apply:

       . "Qualified Participant" means any Employee who has completed at least 10 years of participation under the Plan and has attained age 55.

       . "Qualified Election Period" means the six Plan Year Period beginning with the Plan Year which follows the Plan Year in which the Participant becomes a Qualified Participant.

       . "Diversification Election Interval" means the span of 90 days commencing with the first day of each Plan Year within a Qualified Election Period.

12.04  Securities and Exchange Commission Approval
       -------------------------------------------
       The Employer may request an interpretative letter from the Securities and Exchange Commission stating that the transfers of Employer Stock contemplated hereunder do not involve transactions requiring a registration of such

                                      12-2

       Employer Stock under the Securities Act of 1933. In the event that a favorable interpretative letter is not obtained, the Employer reserves the right to amend the Plan and Trust retroactively to its Effective Date in order to obtain a favorable interpretative letter or to terminate the Plan.

                                      12-3

IN WITNESS WHEREOF, this instrument has been executed by the duly authorized and empowered officers of the Employer, this ______ day of ______________, 1991.


WITNESSES:                                 Bayou Steel Corporation


____________________________            By:_________________________
                                    Richard J. Gonzalez
____________________________               General Manager, Finance


The Trustee agrees to serve as Trustee under the terms of this instrument.

WITNESSES:                                 Hibernia National Bank


____________________________            By:_________________________

____________________________

                                      12-4

                          A C K N O W L E D G M E N T
                          ---------------------------


STATE 0F LOUISIANA
PARISH OF
        BEFORE ME, the undersigned authority, a Notary Public duly qualified in and for the State and Parish aforesaid, on this _____ day of ______________, 1991, personally came and appeared:
                               _________________
who declared that he is the authorized representative of Bayou Steel Corporation, a Delaware corporation (the "Corporation"), and that he executed the Bayou Steel Corporation 401(k) Savings Plan and Trust, effective March 1, 1991, on behalf of the Corporation, freely and voluntarily and for the purposes and considerations therein set forth, and that he was duly authorized to do so.

                                ______________________________
                                Print Name:___________________
                                Title:________________________



                          ____________________________
                                 Notary Public

                          A C K N O W L E D G M E N T
                          ---------------------------


STATE OF LOUISIANA
PARISH OF
        BEFORE ME, the undersigned authority, a Notary Public duly qualified in and for the State and Parish aforesaid, on this _____ day of ______________, 1991, personally came and appeared:
       HIBERNIA NATIONAL BANK: (the "Bank"), represented herein by _______________, its duly authorized
       ________________________________________,

who acknowledged that he executed the Bayou Steel Corporation 401(k) Savings Plan and Trust effective March 1, 1991, on behalf of the Bank as Trustee, freely and voluntarily and for the purposes and considerations therein set forth, and that he was duly authorized to do so.

                                HIBERNIA NATIONAL BANK


                                BY____________________________





                          ____________________________
                                 Notary Public